                                                                    EXHIBIT 10.8


                               OMG AMERICAS, INC.
                         EMPLOYEES' PROFIT-SHARING PLAN
                  (formerly known as OMG/Mooney Chemicals, Inc.
                         Employees' Profit-Sharing Plan
                    and prior thereto Mooney Chemicals, Inc.
                              Profit-Sharing Plan)
                          (January 1, 1995 Restatement)

                               OMG AMERICAS, INC.
                         EMPLOYEES' PROFIT-SHARING PLAN
                  (formerly known as OMG/Mooney Chemicals, Inc.
                         Employees' Profit-Sharing Plan
                    and prior thereto Mooney Chemicals, Inc.
                              Profit-Sharing Plan)
                          (January 1, 1995 Restatement)

                                TABLE OF CONTENTS
                                -----------------


Section                                                                                      Page
-------                                                                                      ----

ARTICLE I                                                                                       2
               1.1  DEFINITION                                                                  2
               1.2  PRONOUNS                                                                    12


ARTICLE II                                                                                      13
               2.1  CREDITING OF HOURS OF SERVICE                                               13
               2.2  DETERMINATION OF NON-DUTY HOURS OF SERVICE                                  14
               2.3  ALLOCATION OF HOURS OF SERVICE TO PLAN YEARS                                15


ARTICLE III                                                                                     16
               3.1  PARTICIPATION                                                               16
               3.2  NEW PARTICIPANTS                                                            16
               3.3  YEARS OF SERVICE                                                            16
               3.4  CHANGES IN EMPLOYMENT STATUS; TRANSFERS OF EMPLOYMENT                       17
               3.5  REEMPLOYMENT OF A PARTICIPANT                                               17


ARTICLE IV                                                                                      18
               4.1  COMPANY CONTRIBUTIONS                                                       18
               4.2  CASH OPTION ELECTION AND TAX DEFERRED CONTRIBUTIONS.                        18
               4.3  PARTICIPANT CONTRIBUTIONS                                                   18
               4.4  CHANGES IN PARTICIPANT CONTRIBUTIONS                                        19
               4.5  EXCESS TAX DEFERRED CONTRIBUTIONS                                           19
               4.6  ALLOCATION OF COMPANY CONTRIBUTIONS                                         19
               4.7  ROLLOVER CONTRIBUTIONS                                                      20
               4.8  TRANSFERRED CONTRIBUTIONS                                                   20
               4.9  DELIVERY OF CONTRIBUTIONS                                                   21
               4.10 CREDITING OF CONTRIBUTIONS                                                  21


ARTICLE V                                                                                       22
               5.1  LIMITATION ON TAX DEFERRED CONTRIBUTIONS AND PARTICIPANT CONTRIBUTIONS      22
               5.2  CONTRIBUTION LIMITATION DEFINITIONS                                         22
               5.3  ADJUSTMENT OF ADP AND ACP TESTS                                             24
               5.4  MULTIPLE USE TEST                                                           26
               5.5  ADJUSTMENT FOR INVESTMENT GAIN OR LOSS                                      26


               5.6  LIMITATIONS ON COMPANY CONTRIBUTIONS AND TAX DEFERRED CONTRIBUTIONS         27


ARTICLE VI                                                                                      28
               6.1  DEPOSIT OF CONTRIBUTIONS                                                    28
               6.2  INVESTMENT CHANGE OF FUTURE CONTRIBUTIONS                                   28
               6.3  ELECTION TO TRANSFER INVESTED PAST CONTRIBUTIONS                            29
               6.4  ELECTION TO TRANSFER ROLLOVER CONTRIBUTIONS AND TRANSFERRED CONTRIBUTIONS   29


ARTICLE VII                                                                                     30
               7.1  ESTABLISHMENT AND MAINTENANCE OF FUNDS                                      30
               7.2  INCOME ON FUNDS                                                             30
               7.3  ACCOUNTS AND SUBACCOUNTS                                                    30
               7.4  INVESTMENT ELECTIONS                                                        30
               7.5  INVESTMENT RESPONSIBILITY                                                   31
               7.7  ACCOUNT BALANCES                                                            32


ARTICLE VIII                                                                                    33
               8.1  VALUATION OF PARTICIPANT'S INTEREST                                         33
               8.2  FINALITY OF TRUSTEE'S DETERMINATION                                         34
               8.3  NOTIFICATION                                                                34


ARTICLE IX                                                                                      35
               9.1  APPLICATION AND APPROVAL OF LOANS                                           35
               9.2  TERMS AND CONDITIONS OF A LOAN                                              35
               9.3  REPAYMENT OF LOAN                                                           36


ARTICLE X                                                                                       37
               10.1  TERMINATION OF PARTICIPATION                                               37
               10.2  VESTING                                                                    37
               10.3  ELECTION OF FORMER VESTING SCHEDULE                                        38
               10.4  DISTRIBUTION                                                               38
               10.5  FORM OF DISTRIBUTION                                                       39
               10.6  RESTRICTION ON ALIENATION                                                  39
               10.7  REEMPLOYMENT OF FORMER PARTICIPANT                                         40
               10.8  DISPOSITION OF FORFEITED BALANCES                                          40
               10.9  BUY BACK OF FORFEITED AMOUNTS                                              41
               10.10 DISTRIBUTION TO OTHER QUALIFIED PLANS                                      42
               10.11 FACILITY OF PAYMENT                                                        42
               10.12 MANDATORY DISTRIBUTIONS                                                    43
               10.13 ELIGIBLE ROLLOVER DISTRIBUTIONS                                            45


ARTICLE XI                                                                                      46
               11.1  DESIGNATION OF BENEFICIARY                                                 46
               11.2  BENEFICIARY IN THE ABSENCE OF DESIGNATED BENEFICIARY                       46


               11.3 SPOUSAL CONSENT TO BENEFICIARY DESIGNATION                                  46


ARTICLE XII                                                                                     47
               12.1 AUTHORITY OF THE COMPANY                                                    47
               12.2 ACTIONS OF THE COMPANY                                                      47
               12.3 CLAIMS REVIEW PROCEDURE                                                     48
               12.4 INDEMNIFICATION                                                             49
               12.5 QUALIFIED DOMESTIC RELATIONS ORDERS                                         49
               12.6 VOTING OF OMG STOCK                                                         49


ARTICLE XIII                                                                                    51
               13.1 AMENDMENT                                                                   51
               13.2 LIMITATION OF AMENDMENT                                                     51
               13.3 TERMINATION                                                                 51
               13.4 WITHDRAWAL OF AN EMPLOYER                                                   52
               13.5 EFFECT OF PLAN TERMINATION                                                  52
               13.6 CORPORATE REORGANIZATION                                                    52


ARTICLE XIV                                                                                     53


ARTICLE XV                                                                                      57
               15.1 EXTENSION OF PLAN TO SUBSIDIARIES. Any Related Corporation
                    which at the time is not an Employer may, with the consent of the Board of Directors of the Company, adopt the Plan and become an Employer hereunder by causing an appropriate
                    written instrument evidencing such adoption to be executed pursuant to the authority of its Board of Directors and to
                    be filed with the Company.                                                  57
               15.3 BENEFITS                                                                    57
               15.4 NO GUARANTEES                                                               57
               15.5 PRECEDENT                                                                   57
               15.6 DUTY TO FURNISH INFORMATION                                                 57
               15.7 MERGER, CONSOLIDATION OR TRANSFER OF PLAN ASSETS                            57
               15.8 INTERNAL REVENUE SERVICE DETERMINATION                                      58
               15.9 GOVERNING LAW                                                               58


APPENDIX A                                                                                      1


APPENDIX B                                                                                      1


                               OMG AMERICAS, INC.
                         EMPLOYEES' PROFIT-SHARING PLAN
                  (formerly known as OMG/Mooney Chemicals, Inc.
                         Employees' Profit-Sharing Plan
                    and prior thereto Mooney Chemicals, Inc.
                              Profit-Sharing Plan)
                          (January 1, 1995 Restatement)


               WHEREAS, Mooney Chemicals, Inc. (hereinafter referred to as the "Company") established the Mooney Chemicals, Inc. Employees' Profit-Sharing Plan (hereinafter referred to as the "Plan"), effective as of December 31, 1950, for the benefit of certain of its employees; and
               WHEREAS, the Plan was restated as of January 1, 1989, to comply with the provisions of the Tax Reform Act of 1986 and subsequent applicable legislation and received a favorable determination letter from the Internal Revenue Service with respect to its continued qualification; and
               WHEREAS, the name of the Company was changed on January 26, 1996; and WHEREAS, the Company desires to make certain revisions to the Plan;
               NOW, THEREFORE, effective as of January 1, 1995, except as specifically provided, the Plan is renamed and is hereby amended and restated as hereinafter set forth.

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

               1.1 DEFINITIONS. The following words and phrases as used herein shall have the meanings hereinafter set forth, unless a different meaning is plainly required by the context:
                     (1) The term "ACCOUNT" shall mean any of the accounts
               established and maintained in accordance with the provisions of
               Section 7.3 which reflects the interest of a Participant in the Funds, including, but not limited, to a Company Contribution Account, a Cash Option Account, a Thrift Account, and a Rollover Account.

                     (2) The term "BENEFICIARY" shall mean the person or persons who, in accordance with the provisions of Article XI, shall be entitled to receive distribution hereunder in the event a Participant or former Participant dies before his interest shall have been distributed to him in full.

                     (3) The term "BREAK IN SERVICE" shall mean any Plan Year
               during which an Employee completes not more than 500 Hours of Service; provided, however, that for purposes of Section 3.3(b) no Employee shall incur a Break in Service solely by reason of an absence due to (i) the birth of a child of the Employee, (ii) the pregnancy of the Employee, (iii) the placement of a child with the Employee on account of the adoption of such child by such Employee, or (iv) the caring for a child of an Employee for a period beginning following the birth or placement of such child, with respect to the Plan Year in which such absence begins, if the Employee otherwise would have incurred a Break in Service or, in any other case, in the immediately following Plan Year.

                     (4) The term "CASH OPTION ACCOUNT" shall mean the Account
               of a Participant which reflects his interest in the Funds attributable to Tax Deferred Contributions and which is established pursuant to the provisions of Sections 4.2, 6.1, and 7.3

                     (5) The term "CODE" shall mean the Internal Revenue Code of
               1986, as amended from time to time. Reference to a section of the Code shall include such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

                     (6) The term "COMPANY" shall mean Mooney Chemicals, Inc.,
               which as of January 26, 1996 became known as OMG Americas, Inc., its corporate successors, and the surviving corporation resulting from any merger, consolidation, or reorganization of Mooney Chemicals, Inc. with or into any other corporation or corporations.

                     (7) The term "COMPANY CONTRIBUTIONS" shall mean the
               discretionary contributions made by the Employers under the Plan in accordance with the provisions of Section 4.1. Company Contributions shall be allocated and deposited to the Company Contributions Accounts of Participants pursuant to the provisions of Sections 4.6 and 6.1.

                     (8) The term "COMPANY CONTRIBUTION ACCOUNT" shall mean the
               Account of a Participant which reflects his interest in the Funds attributable to Company Contributions and forfeitures, if any, and which is established pursuant to the provisions of Sections 4.1, 6.1, and 7.3.

                     (9) The term "COMPENSATION" shall mean the total wages
               which are paid to an Employee during a Plan Year by an Employer for his services as an Employee while he is a Participant, but excluding any portion of a Company Contribution which is subject to the cash option election described in Section 4.2 and which a Participant elects to receive in cash, any amounts received under the Company's dependent scholarship program, and all non-cash remuneration; provided, however, that for Plan Years beginning on or after January 1, 1994, the annual Compensation of a Participant taken into account under the Plan shall not exceed the OBRA `93 annual compensation limit of $150,000, as adjusted for increases in the cost of living in accordance with the provisions of Section 401(a)(17)(B) of the Code. The cost of living in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (a "determination period") beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA `93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period and the denominator of which is 12. Compensation of a Participant's "family members" (as defined in paragraph (18) shall be treated as Compensation of the Participant in accordance with Section 414(q)(6) of the Code as modified by Section 401(a)(17) of the Code. If as a result of the application of such rules the adjusted Section 401(a)(17) limitation is exceeded, then the limitation shall be prorated in proportion to each such individual's compensation as determined under such paragraph prior to the application of such limitation.

                     (10)  The term "ELIGIBLE RETIREMENT PLAN" shall mean:

                           (a)    an individual retirement account described in
                                  Section 408(a) of the Code;

                           (b)    an individual retirement annuity described in
                                  Section 408(b) of the Code;

                           (c) a trust maintained pursuant to a plan that meets the requirements of Section 401(a) of the Code; and

                           (d) an annuity plan described in Section 403(a) of the Code.

               In the case of an Eligible Rollover Distribution to a beneficiary who is the Participant's surviving spouse, an Eligible Retirement Plan is only an individual retirement account or individual retirement annuity described in (a) or (b) above.

                     (11) The term "ELIGIBLE ROLLOVER DISTRIBUTION" shall mean
               all or any portion of a Plan distribution made to a Participant or a Beneficiary who is a deceased Participant's surviving spouse or an alternate payee under a qualified domestic relations order; provided that such alternate payee is a Participant's spouse or former spouse; and provided further that such distribution is not
               (i) one of a series of substantially equal periodic payments made at least annually for a specified period of ten or more years or for the life of such Participant or Beneficiary or the joint lives of the Participant and a designated beneficiary, (ii) a distribution to the extent such distribution is required under
               Section 401(a)(9) of the Code; or (iii) the portion of any distribution which is not includable in gross income (determined without regard to any exclusion of net unrealized appreciation with respect to employer securities).

                     (12) The term "EMPLOYEE" shall mean any common law employee who is employed by an Employer; provided, however, that such term shall not include any person who renders service to an Employer solely as a director or as an independent contractor, any person who is covered by a collective bargaining agreement unless such agreement specifically provides for coverage by the Plan, any person employed in the Technical Services Department of the Company, and any person who is a nonresident alien and who receives no earned income within the meaning of Section 911(b) of the Code from an Employer which constitutes income from sources within the United States as defined in Section 861(a)(3) of the Code.

                     (13) The term "EMPLOYER" shall mean the Company or any
               Related Corporation which adopts the Plan as herein provided so long as the Related Corporation has not withdrawn from the Plan.

                     (14) The term "EMPLOYMENT COMMENCEMENT DATE" shall mean the first date on which an Employee completes an Hour of Service.

                     (15) The term "ERISA" shall mean the Employee Retirement
               Income Security Act of 1974, as amended from time to time. Reference to a section of ERISA shall include such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

                     (16) The term "EXEMPT LOAN" shall mean a loan or other
               extension of credit used by the Trustee with the approval and direction of the Company, subject to the provisions of the Trust Agreement, to finance the acquisition of OMG Stock which meets the following requirements:

                           (a) It must be primarily for the benefit of Participants and their Beneficiaries;

                           (b) It must be used to acquire OMG Stock, repay the Exempt Loan, or repay a prior Exempt Loan;

                           (c)    It must bear a reasonable rate of interest;

                           (d) It must be for a specific term and not payable at the demand of any person, except in the event of default;

                           (e) It may be secured by a pledge of OMG Stock acquired with its proceeds or the proceeds of a prior Exempt Loan which is being refinanced and repaid with proceeds of the current Exempt Loan. No other assets of the OMG ESOP may be pledged as collateral for an Exempt Loan and no lender shall have recourse against any other assets of the OMG ESOP. No person entitled to payment under the Exempt Loan shall have any recourse against any assets of the ESOP other than:

                                  (1)   the collateral;

                                  (2)   the contributions made under the OMG
                                        ESOP to meet its obligations under the
                                        Exempt Loan; and

                                  (3)   earnings on such collateral and the
                                        investment of such contributions.

                                  In the event of default, the value of OMG ESOP assets transferred in satisfaction of the loan must not exceed the amount of default. Moreover, in the event the lender is a party in interest under ERISA, the Exempt Loan must provide for the transfer of OMG ESOP assets upon default only and only to the extent of the failure of the OMG ESOP to meet the Exempt Loan payment schedule.

                           (f) It must provide for the release of OMG Stock from encumbrance either under the principal and interest method of Treas. Reg. Section
                                  54.4975-7(b)(8)(i) or the principal only method under Treas. Reg. Section 54.4975-7(b)(8)(ii).

                     (17) The term "FUND" shall mean any of the funds
               established and maintained for the investment of Plan assets in accordance with the provisions of Article VII.

                     (18) The term "HIGHLY-COMPENSATED EMPLOYEE" shall mean any
               Employee of an Employer for a Plan Year who is a "highly compensated employee" within the meaning of Section 414(q) of the Code who during such Plan Year or during the immediately preceding Plan Year:

                     (a) received compensation (as defined in Appendix A of the Plan without regard to Sections 125, 402(e)(3), and 402(h)(1)(B) of the Code) in excess of $75,000 (such dollar limitation shall be adjusted automatically in accordance with the maximum amount permitted under Section 414(q) of the Code); or

                     (b) received compensation (as defined in Appendix A of the Plan without regard to Sections 125, 402(e)(3), and 402(h)(1)(B) of the Code) in excess of $50,000 (such dollar limitation shall be adjusted automatically in accordance with the maximum amount permitted under Section 414(q) of the Code) and was in the Top-Paid Group; or

                     (c) was at any time an officer of an Employer or a Related Corporation and received compensation in excess of 50 percent of the amount in effect under
                           Section 415(b)(1)(A) of the Code, except as otherwise hereinafter provided; or

                     (d) owned directly or indirectly 5% or more of an Employer (so that he is a "5% owner" as defined in Section 416(i)(1) of the Code);

               provided, however, if an Employee was not a "Highly-Compensated Employee" during the immediately preceding Plan Year, he shall not be a Highly Compensated Employee pursuant to subparagraph
               (a), (b) or (c) unless he is one of the 100 Employees with the highest compensation (as defined in Appendix A of the Plan without regard to Sections 125, 402(e)(3), and 402(h)(1)(B) of the Code, and in the case of Tax Deferred Contributions made pursuant to a salary reduction agreement, without regard to
               Section 403(b) of the Code) for such Plan Year. For purposes of subparagraph (c) above, the number of employees who shall be counted as officers shall be limited as follows:

               Total Number of Employees of         Maximum Number of Officers
               the Affiliated Group                 to be Counted
               --------------------                 -------------

                    30 or less                                3

                    30 - 500 10% of total number of Employees (fractions to be rounded to next highest whole number)

                    Over 500                                 50

               If the number of officers for any Plan Year exceeds the maximum number that may be counted, the officers shall be ranked in order of compensation (as defined in Appendix A of the Plan without regard to Sections 125, 402(e)(3), and 402(h)(1)(B) of the Code, and in the case of Tax Deferred Contributions made pursuant to a salary reduction agreement, without regard to Section 403(b) of the Code) for the Plan Year, and only the maximum number with the highest such compensation shall be counted as officers. If for any Plan Year no Employer has an officer with compensation greater than the compensation specified in subparagraph (c) above, the highest-paid officer among the Employers shall nevertheless be treated as a Highly-Compensated Employee. If during any Plan Year an Employee is a "family member" of a Highly-Compensated Employee described above in subparagraph (d) or of a Highly-Compensated Employee in the group consisting of the ten Highly-Compensated Employees paid the greatest compensation during the Plan Year, then such "family member" shall not be considered to be a separate Employee and the compensation paid to such "family member" and any applicable Employer contribution under the Plan paid to or on behalf of such "family member" shall be treated as if it were paid to (or on behalf of) the related Highly-Compensated Employee. As used herein, the term "family member" means with respect to any Employee, the Employee's spouse, grandparent (and spouse), great grandparent (and spouse), child (and spouse), grandchild (and spouse), great grandchild (and spouse) and any other lineal ascendants or descendants and their spouses and for purposes of applying the limitation of Section 401(a)(17) to paragraph (9) of this Section 1.1 shall mean the spouse of any Employee and any lineal descendant thereof who has not attained age 19 before the close of the Plan Year. In addition, a former Employee shall be considered a Highly-Compensated Employee if he was a Highly-Compensated Employee at the time his employment terminated or at any time after attaining age 55. Notwithstanding the foregoing provisions of this paragraph (18), the sole purpose of this paragraph is to define and apply the term Highly-Compensated Employee strictly (and only) to the extent necessary to satisfy the minimum requirements of Section 414(q) of the Code relating to "highly-compensated employees." This paragraph (18) shall be interpreted, applied and, if and to the extent necessary, deemed modified without formal amendments of language, so as to satisfy solely the minimum requirements of
               Section 414(q) of the Code.

                     (19) The term "HOUR OF SERVICE" shall mean an hour which is determined and credited to an Employee in accordance with the provisions of Article II.

                     (20) The term "LEASED WORKER" shall be a person (other than a person who is an employee without regard to this paragraph
               (20)) engaged in performing services for a Related Corporation (the "recipient") pursuant to an agreement between the recipient and any other person ("Leasing Organization") who meets the following requirements:

                     (a) he has performed services for one or more recipients (or for any other "related persons" determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year,

                     (b) such services are of a type historically performed in the business field of the recipient, in the United States, by employees, and

                     (c) he is not participating in a "safe harbor plan" of the Leasing Organization. (For this purpose a "safe harbor plan" is a plan which satisfies the requirements of Section 414(n)(5) of the Code, which is a money purchase pension plan with a non-integrated employer contribution rate of at least 10% of compensation (as defined in Code Section 415(c)(3), without regard to Code Sections 125, 402(e)(3), 402(h)(1)(B)) and which provides for immediate participation and full and immediate vesting; provided, however, that this sentence shall be applicable only if Leased Workers do not constitute more than 20% of the recipient's nonhighly compensated workforce, as determined in accordance with Section 414(n)(5)(C)(ii) of the Code.

               A person who is a Leased Worker during any taxable year beginning after December 31, 1983 shall be considered an employee of the Company or a Related Corporation during such period (solely for the purpose of determining length of service for eligibility and vesting purposes, and shall also be considered to have been an employee for any earlier period in which he was a Leased Worker) but shall not be a Participant and shall not otherwise be eligible to become covered by the Plan during any period in which he is a Leased Worker. Notwithstanding the foregoing, the sole purpose of this paragraph (20) is to define and apply the term "Leased Worker" strictly (and only) to the extent necessary to satisfy the minimum requirements of Section 414(n) of the Code relating to "leased employees". This paragraph
               (20) shall be interpreted, applied and, if and to the extent necessary, deemed modified without formal amendment of language, so as to satisfy solely the minimum requirements of Section 414(n) of the Code.

                     (21) The term "OMG ESOP" shall mean the stock bonus portion of the Plan which constitutes an employee stock ownership plan as defined in Section 4975(e)(7) of the Code and a stock bonus plan qualified under Section 401(a) of the Code.

                     (22) The term "OMG STOCK" shall mean common shares of OM
               Group, Inc.

                     (23) The term "OMG STOCK FUND" shall mean the Fund which is invested primarily in OMG Stock and which is established and maintained pursuant to the provisions of Section 7.1.

                     (24) The term "PARTICIPANT" shall mean an Employee who
               participates in the Plan in accordance with the provisions of
               Article III.

                     (25) The term "PARTICIPANT CONTRIBUTION" shall mean any
               after-tax contribution made to the Plan by a Participant in accordance with the provisions of Section 4.3. Participant Contributions shall be deposited to the Thrift Account of such Participant in accordance with the provisions of Section 6.1.

                     (26) The term "PLAN" shall mean the OMG Americas, Inc.
               Employees' Profit-Sharing Plan which prior to January 1, 1995 was known as the Mooney Chemicals, Inc. Employees' Profit Sharing Plan and which on and after January 1, 1995, but prior to January 26, 1996, was known as OMG/Mooney Chemicals, Inc. Employees' Profit-Sharing Plan as herein set forth with all amendments, modifications, and supplements hereafter made.

                     (27) The term "PLAN ADMINISTRATOR" shall mean the Company, which is the administrator for purposes of the Code.

                     (28) The term "PLAN YEAR" shall mean each 12-month period
               beginning each January 1 and terminating each subsequent December 31.

                     (29) The term "RELATED CORPORATION" shall mean any
               corporation which is a member of a controlled group of corporations of which an Employer is a member as determined under
               Section 414(b) of the Code; each trade or business (whether or not incorporated) with which the Company is under common control as determined under Section 414(c) of the Code; each organization that is a member of an affiliated service group within the meaning of Section 414(m) of the Code of which the Company is a member; and any other entity required to be aggregated with the Company pursuant to Section 414(o) of the Code.

                     (30) The term "ROLLOVER ACCOUNT" shall mean the Account of a Participant which reflects his interest in the Funds attributable to Rollover Contributions and which is established pursuant to the provisions of Sections 4.7 and 7.3.

                     (31) The term "ROLLOVER CONTRIBUTION" shall mean the
               contributions of a Participant which meet the provisions of
               Section 4.7. Rollover Contributions shall be deposited to the Rollover Account of such Participant in accordance with the provisions of Section 6.1.

                     (32) The term "SETTLEMENT DATE" shall mean the date on
               which a Participant ceases to be a Participant pursuant to the provisions of Section 10.1.

                     (33) The term "SUSPENSE FUND" shall mean the subfund for
               the OMG ESOP containing OMG Stock which was acquired by the Trustee with the proceeds of an Exempt Loan under the provisions of Section 14.3 and which has not been released and allocated to the Accounts of Participants.

                     (34) The term "TAX DEFERRED CONTRIBUTIONS" shall mean the
               cash or deferred arrangement portion of the Company Contributions made by an Employer on behalf of a Participant in accordance with the provisions of Section 4.2 and a duly executed and filed Cash Option election. Tax Deferred Contributions shall be deposited to the Cash Option Account of such Participant in accordance with the provisions of Section 6.1.

                     (35) The term "THRIFT ACCOUNT" shall mean the Account of a
               Participant which reflects his interest in the Funds attributable to Participant Contributions and which is established pursuant to the provisions of Sections 4.3 and 7.3.

                     (36) The term "TOP PAID GROUP" shall mean the group of
               employees of the Company and its Related Corporation during a Plan Year which consists of the top 20 percent of the employees during such Plan Year when ranked on the basis of compensation (as defined in

               Section A.2(c) of Appendix A) paid during such Plan Year. The number of employees to be counted in the top 20 percent for the Plan Year shall be determined by multiplying the "net number" of employees by 20 percent. The "net number" of employees is the total number of employees in the Plan Year reduced by the aggregate number of employees in the following categories:

                     (a) employees who have less than six months of Vesting Service;

                     (b) employees who normally work less than 17-1/2 hours per week;

                     (c) employees who normally work during not more than six months during any year;

                     (d)   employees who have not attained age 21;

                     (e) employees who are included in a unit of employees covered by a collective bargaining agreement between a Related Corporation and a union (except to the extent otherwise provided in applicable regulations); and

                     (f) employees who are non-resident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from a Related Corporation which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

                     (37) The term "TRANSFERRED CONTRIBUTIONS" shall mean the
               contributions transferred to the Plan on behalf of a Participant in accordance with the provisions of Section 4.8. Transferred Contributions shall be deposited to the Rollover Account of such Participant in accordance with the provisions of Section 6.1.

                     (38) The term "TRUST" shall mean the trust maintained in
               conjunction with the Plan and pursuant to a certain trust agreement entered into with the Trustee.

                     (39) The term "TRUSTEE" shall mean National City Bank, or
               any successor trustee which at the time is designated, qualified, and acting hereunder.

                     (40) The term "VALUATION DATE" shall mean the last day of
               each calendar quarter or such other date as may be designated as a Valuation Date by the Company.

                     (41) The term "YEARS OF SERVICE" shall mean the years of
               service with which a Participant is credited in accordance with the provisions of Section 3.3 for the purpose of determining his interest in his Company Contributions Account pursuant to the provisions of Section 10.2.

               1.2 PRONOUNS. The masculine pronoun wherever used herein shall include the feminine in any case so requiring.

                                   ARTICLE II

                                HOURS OF SERVICE
                                ----------------

               2.1 CREDITING OF HOURS OF SERVICE. An Employee shall be credited with an Hour of Service under the Plan for:
                     (a) each hour for which he is paid, or entitled to payment, for the performance of duties for an Employer or a Related Corporation; provided, however, that hours paid for at a premium rate shall be treated as straight-time hours; and provided further, that if a record of hours of employment is not available, the Employee shall be deemed to have worked 45 hours for each week of employment in which he performed an Hour of Service, regardless of whether the Employee has actually worked fewer hours;

                     (b) each hour for which he is paid, or entitled to payment, by an Employer or a Related Corporation on account of a period of time during which no duties are performed (irrespective of whether he remains an Employee) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty, or leave of absence, up to a maximum of eight hours per day and 40 hours per week; provided, however, that no more than 501 hours of service shall be credited to an Employee on account of any single continuous period during which he performs no duties (whether or not such period occurs in a single Plan Year); provided further, that no hours of service shall be credited for payment which is made or due under a program maintained solely for the purpose of complying with applicable Workers' Compensation, unemployment compensation, or disability insurance laws; and provided further, that no hours of service shall be credited to an Employee for payment which is made or due solely as reimbursement for medical or medically-related expenses incurred by him;

                     (c) each hour for which back pay, irrespective of
               mitigation of damages, is either awarded or agreed to by an Employer or a Related Corporation; provided, however, that the crediting of hours of service for back pay awarded, or agreed to, with respect to a period of employment or absence from employment described in any other paragraph of this Section 2.1 shall be subject to the limitations set forth therein and, if applicable, in Section 2.2; and

                     (d) each hour for which he would have been scheduled to
               work for an Employer or a Related Corporation during the period of time that he is absent from work because of service with the armed forces of the United States, but only if he returns to work within the period during which he retains reemployment rights pursuant to federal law, up to a maximum of eight hours per day and 40 hours per week; provided, however, that Hours of Service credited under this paragraph (d), when added to hours of service credited under paragraph (b), if any, by reason of such absence, shall not exceed a total of 1,000 Hours of Service for any one Plan Year.

Notwithstanding anything to the contrary contained in this Section 2.1, no more than one Hour of Service shall be credited to an Employee for any one hour of his employment or absence from employment.

               2.2 DETERMINATION OF NON-DUTY HOURS OF SERVICE. In the case of a payment which is made or due from an Employer or a Related Corporation on account of a period during which an Employee performs no duties, and which results in the crediting of hours of service under paragraph (b) of Section 2.1, or in the case of an award or agreement for back pay, to the extent that such award or agreement is made with respect to a period described in such paragraph
(b), the number of Hours of Service to be credited shall be determined as follows:

                     (a) In the case of a payment made or due which is
               calculated on the basis of units of time, such as hours, days, weeks, or months, the number of Hours of Service to be credited shall be the number of regularly scheduled working hours included in the units of time on the basis of which the payment is calculated.

                     (b) In the case of a payment made or due which is not
               calculated on the basis of units of time, the number of Hours of Service to be credited shall be equal to the amount of the payment divided by the Employee's most recent hourly rate of compensation immediately prior to the period to which the payment related.

                     (c) Notwithstanding the provisions of paragraphs (a) and
               (b), no Employee shall be credited on account of a period during which no duties are performed with a number of Hours of Service which is greater than the number of regularly scheduled working hours during such period.

                     (d) If an Employee is without a regular work schedule, the number of "regularly scheduled working hours" shall mean the average number of hours worked by Employees in the same job classification during the period to which the payment relates, or if there are no other Employees in the same job classification, the average number of hours worked by the Employee during an equivalent, representative period.

For the purpose of crediting Hours of Service under paragraph (b) of Section 2.1, a payment shall be deemed to be made by or due from the Employer (i) regardless of whether such payment is made by or due from an Employer or a Related Corporation directly, or indirectly through (among others) a trust fund or insurer to which the Employer contributes or pays premiums, and (ii) regardless of whether contributions made or due to such trust fund, insurer, or other entity are for the benefit of particular persons or are on behalf of a group of persons in the aggregate.

               2.3 ALLOCATION OF HOURS OF SERVICE TO PLAN YEARS. Hours of Service credited under Section 2.1 shall be allocated to the appropriate Plan Year in the following manner:

                     (a) Hours of Service described in paragraph (a) of Section
               2.1 shall be allocated to the Plan Year or Years in which the duties are performed.

                     (b) Hours of Service described in paragraph (b) of Section
               2.1 shall be allocated as follows:

                           (i) Hours of Service credited to an Employee on
                     account of a payment which is calculated on the basis of units of time, such as hours, days, weeks, or months, shall be allocated to the Plan Year or Years in which the period during which no duties are performed occurs, beginning with the first unit of time to which the payment relates; and

                           (ii) Hours of Service credited to an Employee on
                     account of a payment which is not calculated on the basis of units of time shall be allocated to the Plan Year in which the period during which no duties are performed occurs, or if such period extends beyond a Plan Year, such Hours of Service shall be allocated equally between the first two such Plan Years.

                     (c) Hours of Service described in paragraph (c) of Section
               2.1 shall be allocated to the Plan Year or Years to which the award or agreement for back pay pertains, rather than to the Plan Year in which the award, agreement, or payment is made.

                     (d) Hours of Service described in paragraph (d) of Section
               2.1 shall be allocated to the Plan Year or Years during which such absence occurred.

                                   ARTICLE III

                   EMPLOYEE PARTICIPATION AND VESTING SERVICE
                   ------------------------------------------

               3.1 PARTICIPATION. Each Employee who is a Participant on January 1, 1995, shall continue to be a Participant in the Plan. Each other Employee who does not waive participation in the Plan shall become a Participant as of the 31st day after he completes an Hour of Service.

               3.2 NEW PARTICIPANTS. Upon becoming a Participant hereunder, an Employee shall be entitled to benefits under the Plan and shall be bound by all provisions of the Plan. Each such Employee may file with the Company a written election on a form and in a manner prescribed by the Company containing the following information:

                     (a) His authorization for his Employer to deduct
               Participant Contributions from his Compensation pursuant to the provisions of Section 4.3; and

                     (b) His election as to the investment of his Company
               Contributions, Tax Deferred Contributions, and Participant Contributions pursuant to the provisions of Articles VI and VII.

               3.3YEARS OF SERVICE. For the purposes of the Plan, Years of Service shall be determined in accordance with the following provisions:
                     (a) An Employee shall be credited with a Year of Service for each Plan Year in which he completes at least 1,000 Hours of Service.

                     (b)   In the case of an Employee who has a Break in
                     Service:

                           (i) if an Employee did not have a nonforfeitable
                     right to any portion of his Separate Account attributable to Company Contributions before his Break in Service commenced, Years of Service with an Employer or a Related Corporation prior to the Break in Service shall be disregarded for purposes hereof if the number of consecutive one-year Breaks in Service is greater than five or is at least equal to the aggregate number of Years of Service with which the Employee had been credited prior to such Break in Service (such aggregate number of Years of Service shall not include any Years of Service not required to be taken into account due to previous Breaks in Service); and

                           (ii) if an Employee's Years of Service are not
                     excluded under (i) above or if the Employee had a nonforfeitable right to any portion of his Account attributable to Company Contributions before his Break in Service commenced, his Years of Service before the Break in Service commenced shall be reinstated upon his again completing an Hour of Service as an Employee.

               3.4 CHANGES IN EMPLOYMENT STATUS; TRANSFERS OF EMPLOYMENT. If a Participant ceases to be an Employee but continues in the employment of an Employer or a Related Corporation in some other capacity, he shall nevertheless continue his participation in the Plan as an inactive Participant until his participation is otherwise terminated in accordance with the provisions of the Plan; provided, however, that such Participant shall share in Company Contributions for any Plan Year of such participation only on the basis of his Compensation as an Eligible Employee during such Plan Year. Moreover, if a person is transferred directly from employment (a) with an Employer in a capacity other than as an Employee, or (b) with a Related Corporation to employment with an Employer as an Employee, his Hours of Service with the Employer or such Related Corporation shall be included in determining his Years of Service under Section 3.3.

               3.5 REEMPLOYMENT OF A PARTICIPANT. If a retired or former Participant is reemployed by an Employer or a Related Corporation after he incurs a Settlement Date and if his Years of Service are reinstated pursuant to the provisions of Section 3.3, he shall again become a Participant on the date he is reemployed by an Employer; provided, however, that if he is not reemployed as an Employee, he shall again become a Participant on the first day thereafter on which he does become an Employee. If a former Participant who incurs a Settlement Date under Section 10.1 is thereafter reemployed as an Employee and if his Years of Service are not reinstated pursuant to the provisions of Section 3.3, he shall become a Participant as of the first day of the calendar month after he meets the eligibility requirements set forth in Section 3.1.

                                   ARTICLE IV

                                  CONTRIBUTIONS
                                  -------------


               4.1 COMPANY CONTRIBUTIONS. The Employers may make a Company Contribution in cash or in kind, including OMG Stock, for each Plan Year which shall be an amount determined by the Board of Directors of each Employer, in its discretion, by written action specifying the amount and the Plan Year for which it is being made. Subject to the provisions of Sections 5.6 and 15.7, such Company Contribution shall be deemed to be made as of the last day of the Plan Year for which it is made and shall be allocated pursuant to Section 4.6.

               4.2. CASH OPTION ELECTION AND TAX DEFERRED CONTRIBUTIONS. Except as otherwise provided in Article V, a Participant who has a portion of a Company Contribution allocated to him pursuant to clause (a) of Section 4.6, may elect annually to receive 50 percent of such allocation in cash. Such election shall be known as the Cash Option Election and shall be made in such form, time and manner as specified by the Company. In the event a Participant does not make such election, the amount that could have been paid to him shall be referred to as Tax Deferred Contributions and credited to his Cash Option Account. Notwithstanding the foregoing, in no event shall the Tax Deferred Contributions of a Participant under the Plan and all other elective deferrals made pursuant to Section 402(g) of the Code under all other qualified plans maintained by the Company and Related Corporations during a calendar year exceed $7,000 (or such higher dollar limit as shall be in effect for calendar year in accordance with the adjustment factor prescribed under Section 402(g)(5) and 415(d) of the
Code).
               4.3 PARTICIPANT CONTRIBUTIONS. Commencing with the date as of which an Eligible Employee becomes a Participant, such Participant may elect to make Participant Contributions by payroll deduction, or by direct payment in the form, time and manner specified by the Company, in an amount which does not exceed ten percent of his Compensation. Any payroll deduction with respect to Participant Contributions shall be made from a Participant's Compensation by his Employer in accordance with the terms of a Compensation deduction authorization completed and filed in such form, time, and manner as specified by the Company.

               4.4 CHANGES IN PARTICIPANT CONTRIBUTIONS. Any Participant may elect to change the percentage of his Compensation which he contributes to the Plan as Participant Contributions or suspend his Participant Contributions. Such election shall be made in such form, time, and manner as specified by the Company and shall be subject to the limitations set forth in Section 4.3. Participant Contributions shall be made on behalf of such Participant by his Employer, pursuant to the amended Compensation deduction authorization filed in accordance with the foregoing provisions of this Section 4.4, until otherwise altered or terminated in accordance with the Plan.

               4.5 EXCESS TAX DEFERRED CONTRIBUTIONS. In the event a Participant who had Tax Deferred Contributions made on his behalf for a taxable year files with the Company, within the time limit prescribed by the Company after the end of such year, a written statement that he has elective deferrals within the meaning of Section 402(g) of the Code for the taxable year in excess of the dollar limitation on elective deferrals in effect for such taxable year, and specifying the amount of such excess the Participant claims as allocable to this Plan, the amount of such excess, adjusted for income or loss attributable to such excess elective deferrals, shall be distributed to the Participant by April 15 of the year following the year of the excess elective deferral.



               4.6 ALLOCATION OF COMPANY CONTRIBUTIONS. Any Company Contribution made by an Employer pursuant to Section 4.1 shall be allocated among Participants of such Employer who are Participants as of the last day of the Plan Year for which such Company Contribution is contributed and who have completed at least 1,000 Hours of Service during such Plan Year and to all Participants who terminated employment at or after attainment of age 65, became permanently and totally disabled, or died during such Plan Year. Such allocation shall be (a) made in the ratio which the Compensation of each such Participant for such Plan Year bears to the aggregate Compensation of all such designated Participants of such Employer for such preceding Plan Year, minus (b) the amount, if any, that the Participant elected to receive in cash pursuant to the Cash Option Election under Section 4.2.

               4.7 ROLLOVER CONTRIBUTIONS. In accordance with procedures established by the Company, a Participant who has rollover contributions described in Section 402(a)(5), Section 403(a)(4), Section 403(b)(8), or Section 408(d)(3)(A) of the Code, may elect to make a Rollover Contribution to the Plan by delivering, or causing to be delivered, to the Trustee the assets in cash which constitute such Rollover Contribution at such time or times and in such manner as shall be specified by the Company. Upon receipt by the Trustee, such assets shall be deposited in the Fund or Funds selected by the Participant in accordance with an investment election filed with the Company by such Participant. Such election shall specify a combination in five percent increments which, in the aggregate, equals 100 percent. The investment option so selected by a Participant shall remain in effect until he elects to change such election in accordance with Section 6.4 or receives distribution of his Accounts pursuant to Section 10.4. As of the date of receipt of such property by the Trustee, a Rollover Account shall be established in the name of the Participant who has made a Rollover Contribution as provided in this Section 4.7 and shall be credited with such assets on such date. A Rollover Contribution by a Participant pursuant to this Section 4.7 shall not be deemed to be a contribution of such Participant for any purpose of the Plan and shall be fully vested in the Employee at all times.

               4.8 TRANSFERRED CONTRIBUTIONS. In accordance with procedures established by the Company, any Participant who was previously a participant in a plan qualified under Section 401 of the Code (any such plan being hereinafter referred to as a transferor plan) may request the Company to arrange for the transfer to the Trustee of Transferred Contributions, which are funds held by the funding agent of such transferor plan representing the Participant's vested account balance thereunder; provided, however, that such transfer shall be made in such manner and at such time as shall be specified by the Company; and provided further, that no such transfer shall be permitted from a transferor plan on behalf of a Participant who was at any time a five percent owner of the employer maintaining such transferor plan or from a transferor plan which is subject to the joint and survivor annuity requirements under Section 401(a)(11) of the Code; and provided further, that any Transferred Contributions which were subject to restrictions on withdrawal pursuant to Section 401(k) of the Code under the transferor plan shall continue to be subject to such restrictions upon transfer to the Trustee. The Trustee shall deposit all Transferred Contributions received by it in the Trust, and shall credit the respective Rollover Account of the Participant on whose behalf such funds were transferred in accordance with the provisions of Section 4.7 applicable to Rollover Contributions. The portion of the Rollover Account of a Participant attributable to Transferred Contributions shall be fully vested in the Participant at all times.

               4.9 DELIVERY OF CONTRIBUTIONS. Each Employer shall cause to be delivered to the Trustee all Company Contributions, Tax Deferred Contributions, Participant Contributions, Rollover Contributions, and Transferred Contributions made in accordance with the provisions of this Article IV as soon as reasonably practicable; provided, however, that Company Contributions and Tax Deferred Contributions for any Plan Year shall be paid to the Trustee within the period of time established by the Code in order that such contributions shall be deductible by the Employers in computing federal income taxes for such Plan Year.

               4.10 CREDITING OF CONTRIBUTIONS. Subject to the provisions of Appendix A, the Accounts of each Participant shall be credited with his Tax Deferred Contributions, Company Contributions, Participant Contributions, Rollover Contributions and Transferred Contributions for such Plan Year allocated to him under this Article IV.

                                    ARTICLE V

                           LIMITATION ON CONTRIBUTIONS
                           ---------------------------

              5.1 LIMITATION ON TAX DEFERRED CONTRIBUTIONS AND PARTICIPANT CONTRIBUTIONS. Notwithstanding any other provision of the Plan to the contrary, the Company shall take such action as it deems appropriate to limit the amount of Tax Deferred Contributions and Participant Contributions under the Plan made on behalf of each Highly Compensated Employee for each Plan Year to the extent necessary to insure that the actual deferral percentage requirement and average contribution percentage requirement under Sections 401(k) and 401(m) of the Code, respectively, are not exceeded. The limitations set forth in this Article V shall be interpreted, applied, and to the extent necessary, deemed modified without formal amendment thereto so as to satisfy solely the minimum requirements of Sections 401(k) and 401(m) of the Code.

              5.2 CONTRIBUTION LIMITATION DEFINITIONS. For purposes of this
Article V, the following terms are defined as follows:

                     (a)   The term "ACP TEST" shall mean the test set forth in
                           Section 401(m)(2)(A) of the Code which limits the ACP of the HCE Group.

                     (b)   The term "ADP TEST" shall mean the test set forth in
                           Section 401(k)(3) of the Code which limits the ADP of the HCE Group.

                     (c) The term "AVERAGE CONTRIBUTION PERCENTAGE" or "ACP" shall mean the Average Percentage calculated for the HCE Group and the NHCE Group using the Contributions allocated to the Participant as of a date within the Plan Year.

                     (d) The term "AVERAGE DEFERRAL PERCENTAGE" or "ADP" shall mean the Average Percentage calculated for the HCE Group and the NHCE Group using Deferrals allocated to the Participant as of a date within the Plan Year.

                     (e) The term "AVERAGE PERCENTAGE" shall mean the average of the calculated percentages for each Participant within the specified group. The calculated percentage refers to either the Deferrals or Contributions made on the Participant's behalf for the Plan Year divided by his or her Compensation for such year.

                     (f) The term "CONTRIBUTIONS" shall mean Participant Contributions. In addition, Contributions may include Tax Deferred Contributions, but only to the extent that (1) they are not utilized for purposes of the ADP Test, and (2) they are necessary to meet the ACP Test.

                     (g) The term "CONTRIBUTION DOLLAR LIMIT" shall mean the annual limit placed on each Participant's Tax Deferred Contributions, which shall be $7,000 per calendar year (as indexed for cost of living adjustments, pursuant to Sections 402(g)(5) and 415(d) of the Code.

                     (h) The term "DEFERRALS" shall mean Tax Deferred Contributions but shall exclude, Tax Deferred Contributions made on behalf of an NHCE in excess of the Contribution Dollar Limit.

                     (i)   The term "HCE" shall mean a Highly Compensated
                           Employee.

                     (j) The term "NHCE" shall mean a Participant who is not a Highly Compensated Employee.

                     (k) The term "FAMILY MEMBER" shall mean a Participant who is at any time during the determination year, a spouse, lineal ascendant or descendant of (1) an active or former Participant who at any time during the determination year is a 5% Owner (within the meaning of the Code Section 414(q)(3)), or (2) an HCE who is among the ten Employees with the highest Compensation for such year.

                     (l) The term "HCE GROUP" and "NHCE GROUP" shall mean, with respect to the Company and its Related Corporations, the respective group of HCEs and NHCEs who are eligible to have amounts contributed to the Plan on their behalf for the Plan Year, including Employees who would be eligible but for their election not to participate or to contribute, but subject to the following:

                                  (1) If the Related Plans are subject to the ADP or the ACP Test, and are considered as one plan for purposes of Sections 401(a)(4) or 410(b) of the Code, all such plans shall be aggregated and treated as one plan for purposes of meeting the ADP Test and the ACP Test, provided that plans may only be aggregated if they have the same Plan Year.

                                  (2)   If a HCE has any Family Members, the
                                        Deferrals,

                                        Contributions and Compensation of such
                                        HCE and his or her Family Members shall
                                        be combined and treated as those of a
                                        single HCE. In addition, such amounts
                                        for all other Family Members shall be
                                        removed from the NHCE Group Average
                                        Percentage calculation and be combined
                                        with the Average Percentage calculation
                                        of the HCE Group if the calculated
                                        percentages used in calculating the ADP
                                        and ACP for the HCE Group would
                                        increase, or not be used in the ADP Test or the ACP Test.

                                  (3)   If a HCE is covered by more than one
                                        cash or deferred arrangement under the
                                        Related Plans, all such plans (other
                                        than plans that are not required to be
                                        aggregated under Treas. Reg. Section
                                        1.401(k)- 1(g)(1)(ii)(B)) shall be
                                        aggregated and treated as one plan for
                                        purposes of calculating the separate
                                        percentage for such HCE which is used in the determination of the Average Percentage.

                      (m) The term "RELATED PLAN" shall mean (a) with respect to Section 415 of the Code, any other defined contribution plan or a defined benefit plan (as defined in Section 415(k) of the Code) maintained by a Related Corporation, and (b) with respect to
                           Section 401(k) and 401(m) of the Code, any plan or plans maintained by a Related Corporation which is treated with the Plan as a single plan for purposes of Section 401(a)(4) or 410(b) of the Code (other than Section 410(b)(2)(A)).

              5.3 ADJUSTMENT OF ADP AND ACP TESTS. If the ADP or ACP Tests under
Section 401(k) and Section 401(m) of the Code, respectively, are not met, the Company shall determine a maximum percentage to be used in place of the calculated percentage for each HCE that would reduce the ADP and/or ACP of the HCE Group by a sufficient amount to meet the ADP and ACP Tests. For any HCE Group who has a Family Member, the reduction amount shall be prorated among Family Members as provided in Sections 401(k) and (m) of the Code.
                     (1) ADP CORRECTION. Deferrals shall be refunded (including amounts previously refunded because they exceeded the Contribution Dollar Limit) to the Participant by the end of the next Plan Year in an amount equal to the actual Deferral minus the product of the maximum percentage for that HCE and the HCE's Compensation. If Tax Deferred Contributions are distributed more than 2-1/2 months after the end of the Plan Year, an excise tax equal to ten percent of such excess Tax Deferred Contributions will be imposed on the Company. Excess Tax Deferred Contributions shall be treated as Annual Additions for purposes of Appendix A.

                     (2) ACP CORRECTION. Contribution amounts in excess of the maximum percentage of an HCE's Compensation shall, by the end of the next Plan Year, be refunded to the Participant.

                     (3) INVESTMENT FUND SOURCES. Once the amount of excess Deferrals and/or Contributions is determined by type of Contribution, amounts shall then be taken by type of investment in direct proportion to the market value of the Participant's interest in each Fund as of the Valuation Date as of which the correction is processed.

                     (4) FAMILY MEMBER CORRECTION. To the extent any reduction is necessary with respect to an HCE and his or her Family Members that have been combined and treated for testing purposes as a single Employee, the excess Contributions from the ADP Test and/or ACP Test shall be prorated among each such Participant in direct proportion to his or her Deferrals or Contributions included in each test.

The Company shall determine the maximum percentage for each HCE whose calculated percentage is the highest at any one time by reducing his calculated percentage in the following manner until the ADP Test and/or the ACP Test are satisfied:
                     (a) The calculated percentage for each HCE under a Related Plan shall be reduced to the extent permitted under such Related Plan.

                     (b) If more reduction is needed, the calculated percentage of each HCE whose calculated percentage is the greatest shall be reduced by 1/100th of one percentage point.

                     (c) If more reduction is needed, the calculated percentage of each HCE whose calculated percentage is the greatest (including the calculated percentage of any HCE whose calculated percentage was adjusted under subparagraph (b) above shall be reduced by 1/100th of one percentage point.

                     (d) If more reduction is needed, the procedures of subparagraph (c) shall be repeated.

              5.4 MULTIPLE USE TEST. If the sum of the ADP and ACP for the HCE Group exceeds the aggregate limit under Treas. Reg. Section 1.401(m)-2(b)(3) and the ADP for the HCE Group is more than 125 percent of the ADP for the NHCE Group and the ACP for the HCE Group is more than 125 percent of the ACP of the NHCE Group, the ADP and ACP for the HCE Group must also comply with the requirements of Section 401(m)(9) of the Code, which require that the sum of these two percentages (as determined after any corrections needed to meet the ADP Test or ACP Test have been made) must not exceed the greater of:
                     (a)   the sum of

                           (1) the larger of the ADP or ACP for the NHCE Group times 1.25; and

                           (2) the smaller of the ADP or ACP for the NHCE Group, times two if the NHCE Average Percentage is less than two percent, or plus two percent if it is two percent or more; or

                     (b)   the sum of

                           (1) the lesser of the ADP or ACP for the NHCE Group times 1.25; and

                           (2) the greater of the ADP or ACP for the NHCE Group, times two if the NHCE Average Percentage is less than two percent, or plus two percent if it is two percent or more.

If the multiple use limit is exceeded, the Company shall determine a maximum percentage to be used in place of the calculated percentage for each HCE that would reduce either or both the ADP or ACP for the HCE Group by a sufficient amount to meet the multiple use limit. Any excess shall be treated in the same manner that excess Contributions are treated.

              5.5 ADJUSTMENT FOR INVESTMENT GAIN OR LOSS. The net investment gain or loss associated with the excess Deferral or Contribution amount shall be distributed or forfeited in the same manner as the excess amount. Such gain or loss is calculated as follows:
               E x  G  x (1 + (10% x M))
                   ---
               (AB-G)
where:

               E =     the total excess Deferrals or Contributions,

               G = the net gain or loss for the Plan Year from all of a HCE's affected Accounts,

               AB = the total value of a HCE's affected Accounts, determined as of the end of the Plan Year being corrected,

               M  =    the number of full months from the Plan Year end to the
                       date excess amounts are paid, plus one for the month during which payment is to be made if payment will occur after the 15th day of the month.

              5.6 LIMITATIONS ON COMPANY CONTRIBUTIONS AND TAX DEFERRED CONTRIBUTIONS. The sum of Company Contributions and Tax Deferred Contributions for any Plan Year in no event shall exceed (i) the maximum amount which will constitute an allowable deduction for such year to the Employers under Section 404 of the Code, (ii) the maximum amount which may be contributed by the Employers under Section 415 of the Code, or (iii) the maximum amount which may be contributed pursuant to any regulation, ruling, or order issued pursuant to law.

                                   ARTICLE VI

                     DEPOSIT AND INVESTMENT OF CONTRIBUTIONS
                     ---------------------------------------

               6.1 DEPOSIT OF CONTRIBUTIONS. All Company Contributions credited and allocated to a Participant shall be deposited by the Trustee in the Company Contribution Account of the Participant. All Tax Deferred Contributions of a Participant shall be deposited in the Cash Option Account of the Participant. All Participant Contributions of a Participant shall be deposited in the Thrift Account of the Participant. All Rollover Contributions, and Transferred Contributions of a Participant shall be deposited in the Rollover Account of the Participant. Moreover, such contributions shall be invested by the Trustee among the Funds pursuant to the provisions of this Article VI and
Section 7.1.

               6.2 INVESTMENT CHANGE OF FUTURE CONTRIBUTIONS. Each Participant may elect to change the manner in which contributions allocated to his Thrift Account as well as contributions allocated to his Company Contribution Account and Cash Option Account are to be invested. Any such change in the investment elections of a Participant with respect to his Company Contributions and Tax Deferred Contributions, shall specify a combination, in five percent increments, with respect to his combined Company Contribution and Cash Option Accounts among the Funds, which, in the aggregate equals 100 percent. Any such change in the investment election of a Participant with respect to his Participant Contributions shall specify a combination, in five percent increments, with respect to the investment of his Thrift Account among the Funds which, in the aggregate, equals 100 percent. Such elections shall be made in the manner specified by the Company and be subject to any procedures regarding the Funds that the Company may adopt. The investment options so elected by a Participant shall remain in effect until he files another election change with respect to future contributions in accordance with the provisions of the Plan. Any such election which directs a change in an investment election heretofore in effect shall become effective as of the first day of a calendar year quarter and shall be in writing, filed with the Company in the form, time and manner specified by the Company.

Amounts credited to the Accounts of such Participant as of any date prior to the date on which such change is to become effective shall not be affected by any such change.

               6.3 ELECTION TO TRANSFER INVESTED PAST CONTRIBUTIONS. Subject to any procedures adopted by the Company, a Participant (i) may elect to have the balance of his Thrift Account transferred from the Fund or Funds in which it is invested to one or more of the other Funds, in five percent increments which in the aggregate equal 100 percent, and (ii) may elect to have the balance of his Company Contributions and Cash Option Accounts transferred from the Fund or Funds in which it is invested to one or more of the other Funds, in five percent increments which in the aggregate equal 100 percent. Any such election shall be effective only as of the first day of a calendar year quarter and shall be made in writing delivered to the Company in such form, time, and manner as the Company shall prescribe and shall be subject to any procedures regarding the Funds that the Company may adopt. Upon receipt of such election, the Company shall cause the Trustee to transfer such amount as of the effective date of the election of the Participant from the Fund or Funds in which it is invested to the Fund or Funds elected and designated by the Participant.

               6.4 ELECTION TO TRANSFER ROLLOVER CONTRIBUTIONS AND TRANSFERRED CONTRIBUTIONS. Subject to any procedures adopted by the Company, a Participant may elect to have the balance of his Rollover Account transferred from the Fund or Funds in which it is invested and invested in one or more of the other Funds in five percent increments, which, in the aggregate, equal 100 percent. Any such election shall be effective only as of the first day of a calendar year quarter and shall be made in writing delivered to the Company in such form, time, and manner as the Company shall prescribe. Upon receipt of such election, the Company shall cause the Trustee to transfer such amount as of the effective date of the election by the Participant, from the Fund or Funds in which it is invested to the Fund or Funds elected and designated by the Participant.

                                   ARTICLE VII

              MAINTENANCE OF FUNDS AND INVESTMENT OF CONTRIBUTIONS
              ----------------------------------------------------

               7.1 ESTABLISHMENT AND MAINTENANCE OF FUNDS. The Company shall cause at least three Funds to be established and maintained at all times. With the exception of the OMG Stock Fund, each such Fund will be diversified and have different risk and return characteristics from the other Funds. The OMG Stock Fund and any Fund which invests in investments with restrictions regarding Funds to which investment transfers may be made or to which a minimum investment period is applicable shall not be considered as one of such requisite three Funds.
               7.2 INCOME ON FUNDS. Unless specifically provided otherwise, any dividends, interest, distributions, or other income received in respect of a Fund shall be reinvested in the Fund with respect to which such income was received by it.

               7.3 ACCOUNTS AND SUBACCOUNTS. Accounts and subaccounts shall be established in the name of each Participant. Such Accounts and subaccounts shall be dependent upon the Funds in which contributions are invested on his behalf under the Plan and upon the type of contributions so invested on his behalf, and shall be maintained and administered for each Participant in accordance with the provisions of the Plan.

               7.4 INVESTMENT ELECTIONS. Each Participant, upon becoming a Participant under the Plan in accordance with the provisions of Section 3.1, shall make an investment election directing the manner in which his Company Contributions, Tax Deferred Contributions and Participant Contributions, shall be invested in the Funds. The investment election of a Participant shall specify a combination, in five percent increments, which in the aggregate equals 100 percent, indicating in which Funds his Company Contributions and Tax Deferred Contributions shall be invested and a combination, in five percent increments, which in aggregate equals 100 percent, indicating in which Funds his Participant Contributions shall be invested. The investment option so elected by a Participant shall remain in effect until he changes his investment election pursuant to Section 6.3 or receives distribution of his Account pursuant to
Section 10.4. As of the first day
of a calendar year quarter, a Participant may change his investment election with respect to future contributions and/or past contributions by filing the appropriate form with the Company in the form, manner, and time prescribed by the Company.

               7.5 INVESTMENT RESPONSIBILITY. The Plan is intended to constitute a plan described in Section 404(c) of ERISA and DOL Regs. Section 2550.404c-1 and insofar as the Plan complies with said Section 404(c), Plan fiduciaries shall be relieved of liability for any losses which are the direct result of investment instructions given by Participants and Beneficiaries. Notwithstanding the foregoing, to the extent that Section 404(c) of ERISA is not applicable, Participants shall be named fiduciaries with respect to the investment of their Separate Accounts.

               7.6 VOTING OF OMG STOCK. Each Participant who has shares of OMG Stock allocated to his Accounts shall be a named fiduciary with respect to the voting of such OMG Stock and shall have the following powers and responsibilities:
                    (a) Prior to each annual or special meeting of the
               shareholders of the Company, the Company shall cause to be sent to each Participant, and Beneficiary who has OMG Stock allocated to his Accounts under the OMG Stock Fund or credited to him under the Plan a copy of the proxy solicitation material therefor, together with a form requesting confidential voting instructions, with respect to the voting of such OMG Stock as well as the voting of OMG Stock for which the Trustee does not receive instructions. Each such Participant and Beneficiary shall instruct the Trustee to vote the number of such uninstructed shares of OMG Stock equal to the proportion that the number of the shares of OMG Stock allocated to his Accounts bears to the total number of shares of OMG Stock in the OMG Stock Fund for which instructions are received. Upon receipt of such a Participant's or Beneficiary's instructions, the Trustee shall then vote in person, or by proxy, such OMG Stock as so instructed.

                    (b) The Company shall cause the Trustee to furnish to each
               Participant and Beneficiary who has OMG Stock credited to his Accounts under the OMG Stock Fund or credited to him under the Plan notice of any tender or exchange offer for, or a request or invitation for tenders or exchanges of, OMG Stock made to the Trustee. The Trustee shall request from each such Participant and Beneficiary instructions as to the tendering or exchanging of OMG Stock allocated to his Accounts or credited to him as well as the tendering or exchanging of OMG Stock for which the Trustee does not receive instructions. Each such Participant, and

               Beneficiary shall instruct the Trustee with respect to the tendering or exchanging of the number of such uninstructed shares of OMG Stock equal to the proportion that the number of the shares of OMG Stock allocated to his Accounts bears to the total number of shares of OMG Stock in the OMG Stock Fund for which instructions are received. The Trustee shall provide such Participants and Beneficiaries with a reasonable period of time in which they may consider any such tender or exchange offer for, or request or invitation for tenders or exchanges of, OMG Stock made to the Trustee. Within the time specified by the Trustee, the Trustee shall tender or exchange such OMG Stock as to which the Trustee has received instructions to tender or exchange from Participants and Beneficiaries.

                    (c) Instructions received from Participants and
               Beneficiaries by the Trustee regarding the voting, tendering, or exchanging of OMG Stock shall be held in strictest confidence and shall not be divulged to any other person, including officers or employees of the Company, except as otherwise required by law, regulation or lawful process.

               7.7 ACCOUNT BALANCES. For all purposes of the Plan, the balance of each Account and subaccount of a Participant as of any date shall be the balance of each such Account and subaccount after all credits and charges thereto, for and as of such date, have been made as provided in the Plan.

                                  ARTICLE VIII

                                   VALUATIONS
                                   ----------

               8.1 VALUATION OF PARTICIPANT'S INTEREST. As of each Valuation Date hereunder, the Company shall adjust each Account of each Participant to reflect any increase or decrease in net worth of the Funds hereunder since the immediately preceding Valuation Date, based on the valuation of each Fund by the Trustee and determined in the following manner:

                    (a) The Trustee shall value all of the assets of each of the
               Funds at fair market value.

                    (b) The Trustee shall then, on the basis of such valuation, and after making appropriate adjustments for the amount of all contributions made with respect to the quarter in which such Valuation Date occurs, for any distributions and withdrawals to or from the respective Funds since the immediately preceding Valuation Date and prior to such date and for any transfers from or to the respective Funds since the immediately preceding Valuation Date and prior to such date, ascertain the net increase or decrease in net worth of the respective Funds which is attributable to net earnings and all profits and losses, realized and unrealized, since the immediately preceding Valuation Date.

                    (c) The Trustee shall then allocate the net increase or
               decrease in the net worth of the respective Funds as thus determined among all Participants, inactive Participants, and Beneficiaries who have an interest in the respective Funds, separately with respect to each of such Funds, in the ratio that the balance of each subaccount maintained under such Fund on the day immediately preceding such Valuation Date bears to the aggregate of the balances of all such accounts on the day immediately preceding such Valuation Date, and shall credit or charge, as the case may be, each such subaccount with the amount of its allocated share.

                    (d) The Trustee shall then credit to the appropriate
               Accounts and subaccounts of each Participant with his Participant Contributions, Rollover Contributions, and Transferred Contributions for the Plan Year quarter in which such Valuation Date occurs.

                    (e) Then, if the Valuation Date is the last day of the Plan
               Year, the Trustee shall then credit to the appropriate Accounts and subaccounts of each Participant, his portion of the Company Contributions, Tax Deferred Contributions and forfeitures for the Plan Year, which are allocated to such Participant as of such Valuation Date pursuant to such Sections 4.6 and 10.8.

               8.2 FINALITY OF TRUSTEE'S DETERMINATION. The Trustee shall have exclusive responsibility for determining the value of the assets of the Funds hereunder. The determination thereof by the Trustee shall be conclusive upon the Employers, the Company, and all Participants and Beneficiaries hereunder.

               8.3 NOTIFICATION. At least annually the Company shall notify each Participant of the balance of his Accounts as of the last day of such Plan Year.

                                   ARTICLE IX

                                      LOANS
                                      -----

               9.1 APPLICATION AND APPROVAL OF LOANS. Upon the written application of a Participant in such form as the Company may specify, the Company may direct the Trustee to make a loan to such Participant. The application and the resulting loan must meet the terms and conditions set forth in Section 9.2 as well as any procedures, specifications or requirements established by the Company.

               9.2 TERMS AND CONDITIONS OF A LOAN. Any loan made on or after January 1, 1995, to a Participant pursuant to the provisions of this Article IX, must comply with the following terms and conditions:
                    (a) The interest rate shall be reasonable and determined in accordance with the provisions of 29 CFR ss.2550.408b-1.

                    (b)    The term shall be no greater than five years.

                    (c)    The principal of any loan shall be at least
               $1,000.00.

                    (d) A loan shall not be made that exceeds the lesser of
               $50,000 (reduced by the amount, if any, of his highest outstanding loan balance in the immediately preceding 12 months) or 50 percent of the vested balance of the Participant's Accounts determined as of the Valuation Date coincident with or immediately preceding the date the loan application is received by the Company, reduced by any distributions or withdrawals from such Accounts occurring since such Valuation Date.

                    (e) A loan shall be made from a Participant's Accounts
               attributable to Tax Deferred Contributions, Participant Contributions, Rollover Contributions, Transferred Contributions, and Company Contributions in the manner specified by the Company.

                    (f) The entire unpaid principal and interest may be declared due and payable in full, at the option of the Company, if the Participant is in default for more than 30 days under any of the terms of the loan.

                    (g) Such other terms and conditions, including assessment of costs, as the Company may prescribe and that are not inconsistent with the terms of the Plan.

                    (h) Loans shall be made available to all Participants on a reasonably equivalent basis.

                    (i) Loans shall not be made available to Highly Compensated
               Employees in an amount greater than the amount made available to other Employees.

                    (j) In the event of default, foreclosure on the note and
               attachment of security shall not occur until a distributable event occurs in the Plan.

                    (k) Loans shall be repaid not less frequently than
               quarter-annually. Loans made prior to January 1, 1995 shall be made in accordance with the terms of the Plan in effect at such time.

               9.3 REPAYMENT OF LOAN. Any loan made on or after January 1, 1995, shall be repaid, with interest, in accordance with its terms. The Trustee shall credit each payment of principal and interest to the Accounts of the Participant and allocate such repayment among the Accounts from which the loan was made and in accordance with the Participant's most recently filed investment election. Any loan made prior to January 1, 1995, shall be repaid, with interest in accordance with the terms of the Plan in effect at such time.

                                    ARTICLE X

                  TERMINATION OF PARTICIPATION AND DISTRIBUTION
                  ---------------------------------------------

               10.1 TERMINATION OF PARTICIPATION. Each Participant shall cease to be an active Participant hereunder upon his Settlement Date which shall be the first of the dates to occur hereinafter set forth:

                      (a) the date such Participant's employment with an
               Employer or a Related Corporation is terminated due to normal retirement at or after attainment of age 65 which is normal retirement age under the Plan;

                      (b) the date such Participant's employment with an
               Employer or a Related Corporation is terminated because of physical or mental disability preventing his continuing in the service of such Employer or Related Corporation, as determined by the Company upon the basis of a written certificate of a physician selected by it;

                      (c) the date such Participant's employment with an
               Employer or a Related Corporation is terminated because of the death of such Participant; or

                      (d) the date such Participant's employment with an
               Employer or a Related Corporation is terminated under any other circumstances.

Notwithstanding any other provision of the Plan to the contrary, a Participant's right to receive distribution of the balance of each of his Accounts as of his Settlement Date, in accordance with the provisions of this Article X, shall be fully vested and nonforfeitable upon attainment of age 65.

               10.2 VESTING. A Participant whose employment terminates in accordance with paragraph (a), (b) or (c) of Section 10.1 shall be fully vested in the balance of each of his Accounts. A Participant whose employment terminates in accordance with paragraph (d) of Section 10.1 prior to attainment of age 65 shall be 100% vested in the balance of his Cash Option Account, Thrift Account and Rollover Account and shall be vested in the balance of his Company Contribution Account in accordance with the schedule applicable to him set forth below:
               YEARS OF SERVICE     VESTED PERCENTAGE
               ----------------     -----------------

               Less than one                             0%
               One but less than two                    10%

               Two but less than three                  20%
               Three but less than four                 30%
               Four but less than five                  40%
               Five or more                            100%

Any unvested portion of such Accounts shall be governed by the provisions of
Section 10.8. Notwithstanding any other provision of the Plan to the contrary, the portion of the Company Contribution for the 1995 Plan Year which is allocated to the Company Contribution Account of each Participant who is not a Highly Compensated Employee and which is equal to .5% of such Participant's Compensation shall be 100% vested in such Participant.

            10.3 ELECTION OF FORMER VESTING SCHEDULE. In the event the Company adopts an amendment to the Plan that directly or indirectly affects the computation of a Participant's nonforfeitable interest in his Account attributable to Company Contributions, any Participant with three or more Years of Service shall have a right to have his nonforfeitable interest in such accounts continue to be determined under the vesting schedule in effect prior to such amendment rather than under the new vesting schedule, unless the nonforfeitable interest of such Participant in such accounts under the Plan, as amended, at any time is not less than such interest determined without regard to such amendment. A Participant shall exercise such right by giving written notice of his exercise thereof to the Company within 60 days after the latest of (i) the date he received notice of such amendment from the Company, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted. Notwithstanding the foregoing provisions of this Section 10.3, the vested interest of each Participant on the effective date of such amendment shall not be less than his vested interest under the Plan as in effect immediately prior to the effective date thereof.

            10.4 DISTRIBUTION. Except as otherwise set forth below with respect to certain Accounts, the Company shall direct the Trustee to make distribution to or for the benefit of a Participant, who incurs a Settlement Date pursuant to the provisions of Section 10.1, from his interest under the Plan which, on any date, shall be equal to the balance of his Accounts as of such date. Such distribution shall be made in a single lump-sum payment or installments payment payable to such Participant at such time and manner as set forth in procedures adopted by the Company. Subject to the provisions of Section 10.12, distribution hereunder shall be made or commenced as soon as reasonably practicable after such Participant's Settlement Date, but unless otherwise elected by the Participant, in no event later than 60 days after the latest of the close of the Plan Year in which:
                     (i)   such Participant attains age 65,

                     (ii) the tenth anniversary of the year in which such Participant commenced participation in the Plan occurs, or

                     (iii) such Participant incurs a Settlement Date.

In the event such Participant fails to consent to a distribution, such failure shall be deemed to be an election to defer the payment of any benefits sufficient to satisfy this Section 10.4 and payment of his benefit shall not occur until the earlier of the receipt of his application for distribution or his Mandatory Distribution Date. Notwithstanding the foregoing, if at the time benefits are distributable under the preceding sentence, the balance credited to a Participant's Accounts exceed $3,500, benefits shall be paid only if the Participant consents in writing to such distribution not more than 90 days before commencement of distribution.

            10.5 FORM OF DISTRIBUTION. All distributions under the provisions of this Article X made to a Participant or to a Beneficiary shall be made in cash unless the Participant or Beneficiary elects to receive any interest of his Accounts invested in the OMG Stock Fund in OMG Stock.

            10.6 RESTRICTION ON ALIENATION. Except as provided in Sections 401(a)(13)(B) and 414 (p) of the Code relating to qualified domestic relations orders, no benefit under the Plan at any time shall be subject in any manner to anticipation, alienation, assignment (either at law or in equity), encumbrance, garnishment, levy, execution, or other legal or equitable process. No person shall have power in any manner to anticipate, transfer, assign (either at law or in equity), alienate, or subject to attachment, garnishment, levy, execution, or other legal or equitable process, or in any way encumber his benefits under the Plan, or any part thereof, and any attempt to do so shall be void.

            10.7 REEMPLOYMENT OF FORMER PARTICIPANT. If a former Participant is reemployed by an Employer, he shall be treated as a new Employee for all purposes of the Plan, subject to the provisions hereof relating to the reinstatement of Years of Service.

            10.8 DISPOSITION OF FORFEITED BALANCES. Whenever a distribution is made with respect to a former Participant of his vested interest in his Company Contribution Account in accordance with the provisions of Sections 10.2 and 10.5, that portion of the balance of his Company Contribution Account which is not distributed to him shall be governed by the following provisions.

                     (a) The unvested portion of such a Participant's Company Contribution Account shall be forfeited at the earlier of the following:

                           (i) the date on which the Participant's entire vested interest in his Accounts is distributed in a single sum or is considered distributed under paragraph (c) below; or

                           (ii) the end of the fifth consecutive Break in Service.

                     (b) Forfeitures shall be allocated as of the last day of the Plan Year in which the forfeiture occurs to the Company Contribution Accounts of Participants who were Participants on the last day of the prior Plan Year and who are eligible to receive an allocation of Company Contributions for such Plan Year. Such allocation shall be made in the same proportion as each such Participant's Compensation for such Plan Year bears to the aggregate Compensation of all such Participants for such Plan Year.

                     (c) A zero invested balance of a Participant shall be treated as though it were distributed immediately when employment terminates.

                     (d) If a Participant is reemployed prior to five consecutive Breaks in Service but after a forfeiture under paragraph (a) above because of an imputed or full distribution, the forfeited amount, unadjusted for interim gains or losses, shall be subject to restoration under paragraphs (f) and (g). No restoration shall occur, if reemployment occurs after five consecutive Breaks in Service or repayment does not occur under paragraph (g).

                     (e) If a Participant who is not 100% vested in his Company Contribution Account, receives a distribution of the vested portion of his Company Contribution Account prior to incurring five consecutive Breaks in Service with the exception of distributions under paragraph (a)(i) or (c) above, the vested portion of his Company Contribution Account at any time prior to five consecutive Breaks in Service shall not be less than an amount (X) determined in the following manner: X = P(AB + D) - D. For purposes hereof, P is the vested percentage at the relevant time; AB is the balance of the Company Contribution Account at the relevant time; and D is the amount of distributions.

                     (f) An amount subject to restoration under paragraph (d) shall be credited to the Participant's Company Contribution Account upon reemployment and shall be made from the assets of a special contribution of the Company which shall not constitute an "annual addition" within the meaning of Section 415 of the Code.

                     (g) A reemployed Participant who is rehired under the conditions set forth in paragraph (d) may repay the full amount previously distributed from his partially vested Company Contribution Account as follows:

                           (1)    Repayment shall be made in a single sum.

                           (2)    Repayment may only be made while the
                                  Participant remains employed and may not be made later than five years after reemployment.

                           (3) Repayment cannot be made in whole or in part by rollover from another plan or individual retirement account.

            10.9 BUY BACK OF FORFEITED AMOUNTS. A Participant who incurs a forfeiture pursuant to the provisions of Section 10.2 and 10.8 shall have such forfeited amounts recredited to his Accounts upon his subsequent resumption of employment covered under the Plan, without adjustment for interim gains or losses experienced by the Fund or Funds, provided that he repays to the Plan the full amount of any distribution attributable to Company Contributions that he received as a result of his prior Settlement Date, and provided further, that such repayment occurs no later than the earlier of the fifth anniversary of the end of the Plan Year in which his Break in Service occurred or the earliest other date permitted by legislation, ruling, or regulation. Funds required in any Plan Year to recredit the Accounts of a reemployed Participant with the amounts of prior forfeitures in accordance with the preceding sentence shall be made by way of a special Plan contribution by the Employers. In the event of any such repayment and subsequent recrediting of a prior forfeiture, the portion of such amount replacing Company Contributions shall be credited to the Accounts of the Participant currently applicable to the Company Contributions of such Participant.

            10.10 DISTRIBUTION TO OTHER QUALIFIED PLANS. In the event a former Participant whose interest in the Plan has not been fully distributed becomes an active participant in a plan qualified under Section 401(a) of the Code (including a self-employed retirement plan which is exempt from tax under Section 501(a) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified bond purchase plan described in Section 405(a) of the
Code), the Company may direct the Trustee to transfer the amount of such former Participant's interest in the Plan to any such plan provided that the plan to receive such transfer authorizes acceptance of such transfer, that assets transferred shall be held in a separate account, and that the assets transferred shall not be subject to any forfeiture provisions.

            10.11 FACILITY OF PAYMENT. In the event that it shall be found that any individual to whom an amount is payable hereunder is incapable of attending to his financial affairs because of any mental or physical condition, including the infirmities of advanced age, such amount (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may, in the discretion of the Company, be paid to another person for the use or benefit of the individual found incapable of attending to his financial affairs or in satisfaction of legal obligations incurred by or on behalf of such individual. The Trustee shall make such payment only upon receipt of written instructions to such effect from the Company. Any such payment shall be charged to the Accounts from which any such payment would otherwise have been paid to the individual found incapable of attending to his financial affairs and shall be a complete discharge of any liability therefor.

            10.12 MANDATORY DISTRIBUTIONS. Notwithstanding any other provision of this Article X, in the event the vested aggregate balance of a Participant's Accounts which are distributable to him do not exceed $3,500, such balance shall be distributed to him in a single sum as soon as practicable after the Settlement Date. If, however, the vested aggregate balance of a Participant's Accounts exceeds, or at the time of any prior distribution exceeded, $3,500, no distribution of such balance shall be made to him, unless such Participant consents in writing to such distribution; provided, however, that, in no event shall the distribution of the interest of a Participant commence later than such a Participant's Mandatory Distribution Date or shall the interest of a Participant be distributed later than his Mandatory Distribution Date and shall be determined and made in accordance with the proposed regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirements of Section 1.401(a)(9)-2 of the proposed regulations. Accordingly, the Mandatory Distribution Date of a Participant shall be as follows:

                     (i) The Mandatory Distribution Date of any Participant
            who attains age 70-1/2 on or after January 1, 1988, shall be April 1, 1990, or the first day of April following the calendar year in which such Participant attains age 70-1/2, whichever is later.

                     (ii) The Mandatory Distribution Date of any Participant who
            has attained age 70-1/2 before January 1, 1988, shall be the first day of April of the calendar year following the calendar year in which the later of such Participant's termination of employment or attainment of age 70-1/2 occurs.

In the event that the interest of any Participant in his Accounts is to be distributed in other than a single lump sum payment, the following minimum distribution rules shall become applicable on his Mandatory Distribution Date:

                     (1) A Required Minimum Distribution for each calendar year beginning with distributions for the first distribution calendar year shall be made in the following manner:

                     (i) For calendar years prior to 1989, the quotient obtained by dividing the Mandatory Distribution Value of such a Participant's Accounts by the applicable life expectancy, and if such Participant's spouse is not the Beneficiary, the method of distribution selected must assure that at least 50 percent of the present value of the amount available for distribution is paid within the life expectancy of such Participant.

                     (ii) For 1989 and subsequent calendar years, the quotient obtained by dividing the Mandatory Distribution Value of such a Participant's Accounts by the lesser of (1) the applicable life expectancy or (2) if such Participant's spouse is not the Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the proposed regulations under the Code. Distributions after the death of such Participant shall be distributed using the applicable life expectancy referred to in clause (ii)(1), above as the relevant divisor without regard to clause (ii)(2).

                     (2) The Required Minimum Distribution for such a
            Participant's first distribution calendar year must be made on or before such Participant's Mandatory Distribution Date. The Required Minimum Distribution for other calendar years, including the Required Minimum Distribution for the calendar year in which his Mandatory Distribution Date occurs, must be made on or before December 31 of such calendar year.

                     (3) If such a Participant dies on or after his Mandatory
            Distribution Date, the remaining portion of his Accounts must continue to be distributed at least as rapidly as under the method of distribution in effect at his death. If however, such a Participant dies before his Mandatory Distribution Date, distribution of his Accounts must be completed by December 31 of the calendar year containing the fifth anniversary of the death of such Participant. For purposes of this Section 10.12, the words and phrases hereinafter set forth shall have the following meanings:

                     (1) APPLICABLE LIFE EXPECTANCY. The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or Beneficiary) as of his birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated.

                     (2) DISTRIBUTION CALENDAR YEAR; FIRST DISTRIBUTION CALENDAR YEAR. A distribution calendar year is a calendar year for which a minimum distribution is required. For distributions beginning before the death of the Participant, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains his Mandatory Distribution Date. For distributions beginning after the death of the Participant, the first distribution calendar year is the calendar year in which distributions are required to begin.

                     (3) LIFE EXPECTANCY. Life expectancy and joint and last survivor expectancy shall be computed by use of the expected return multiples in Tables V and VI of Treas. Reg. Section 1.72-9 and shall be recalculated annually with respect to a Participant after the first distribution calendar year.

                     (4)   MANDATORY DISTRIBUTION VALUES OF ACCOUNTS.

                           (i) The balance of the Accounts of a Participant as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (the "valuation calendar year") increased by the amount of any contributions or forfeitures allocated to the Account balances as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date.

                           (ii) For purposes of subparagraph (i), above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the Mandatory Distribution Date, the amount of such minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

            10.13 ELIGIBLE ROLLOVER DISTRIBUTIONS. Each Participant and Beneficiary who receives an Eligible Rollover Distribution may elect in the time and in a manner prescribed by the Company to receive all or any portion of such Eligible Rollover Distribution for transfer to an Eligible Retirement Plan; provided, however, that only one such transfer may be made with respect to a Eligible Rollover Distribution to an Eligible Retirement Plan. Notwithstanding the foregoing, the Participant may elect, after receiving the notice required under Section 402(f) of the Code, to receive such Eligible Rollover Distribution prior to the expiration of the 30-day period beginning on the date such Participant is issued such notice; provided that the Participant or beneficiary is permitted to consider his decision for at least 30 days and is advised of such right in writing.

                                   ARTICLE XI

                                  BENEFICIARIES
                                  -------------

            11.1 DESIGNATION OF BENEFICIARY. In the event of the death of a Participant or former Participant prior to distribution in full of his interest under the Plan, the spouse, if any, of such Participant or former Participant shall be his Beneficiary and receive distribution of his remaining interest; provided, however, that a Participant may designate a person or persons other than his spouse as his Beneficiary if the requirements of Section 11.3 are met.

            11.2 BENEFICIARY IN THE ABSENCE OF DESIGNATED BENEFICIARY. If a Participant or former Participant who dies does not have a surviving spouse and if no Beneficiary has been designated pursuant to the provisions of Section 11.1, or if no Beneficiary survives such Participant or former Participant, then the Beneficiary shall be the estate of such Participant or former Participant. If any Beneficiary designated pursuant to Section 11.1 dies after becoming entitled to receive distribution hereunder and before such distributions are made in full, and if no other person or persons have been designated to receive the balance of such distributions upon the happening of such contingency, the estate of such deceased Beneficiary shall become the Beneficiary as to such balance.

            11.3 SPOUSAL CONSENT TO BENEFICIARY DESIGNATION. In the event a Participant or former Participant is married, any Beneficiary designation, other than a designation of his spouse as Beneficiary, shall be effective only if his spouse consents in writing thereto and such consent acknowledges the effect of such action and is witnessed by a notary public or a Plan representative, unless a Plan representative finds that such consent cannot be obtained because the spouse cannot be located or because of other circumstances set forth in Section 401(a)(11) of the Code and regulations issued thereunder.

                                   ARTICLE XII

                                 ADMINISTRATION
                                 --------------

            12.1 AUTHORITY OF THE COMPANY. The Company shall have the authority and the power to perform the functions conferred upon it herein, subject to the limitations hereinafter set forth. The Company shall have the sole right to interpret and construe the Plan, to determine any disputes arising thereunder, subject to the provisions of Section 12.3, and to take all necessary actions it may deem necessary or advisable to correct any administrative error. The decisions of the Company shall be upon all affected parties. In exercising such powers and authorities, the Company shall at all times exercise good faith, apply standards of uniform application, and refrain from arbitrary action. The Company may employ such attorneys, agents, and accountants as it may deem necessary or advisable to assist it in carrying out its duties hereunder. The Company and the Trustee are hereby designated as "named fiduciaries" of the Plan as such term is defined in Section 402(a)(2) of ERISA. The Company, by action of its Board of Directors, may designate a person other than itself to carry out any of such powers, authorities or responsibilities.

            12.2 ACTIONS OF THE COMPANY. Any act authorized, permitted, or required to be taken by the Company under the Plan, which has not been delegated in accordance with Section 12.1, may be taken by a majority of the members of the Board of Directors of the Company, either by vote at a meeting, or in writing without a meeting. All notices, advices, directions, certifications, approvals, and instructions required or authorized to be given by the Company under the Plan shall be in writing and signed by either (i) a majority of the members of the Board of Directors of the Company, or by such member or members as may be designated by an instrument in writing, signed by all the members thereof, as having authority to execute such documents on its behalf, or (ii) a person who becomes authorized to act for the Company in accordance with the provisions of Section 12.1. Subject to the provisions of Section 12.3, any action taken by the Company which is authorized, permitted, or required under the Plan shall be final and binding upon the Company and the Trustee, all persons who have or who claim an interest under the Plan, and all third parties dealing with the Company or the Trustee.

            12.3 CLAIMS REVIEW PROCEDURE. Whenever the Company decides for whatever reason to deny, whether in whole or in part, a claim for benefits filed by any person (hereinafter referred to as the "Claimant"), the Plan Administrator shall transmit to the Claimant a written notice of the Company's decision, which shall be written in a manner calculated to be understood by the Claimant and contain a statement of the specific reasons for the denial of the claim and a statement advising the Claimant that, within 60 days of the date on which he receives such notice, he may obtain review of the decision of the Company in accordance with the procedures hereinafter set forth. Within such 60-day period, the Claimant or his authorized representative may request that the claim denial be reviewed by filing with the Plan Administrator a written request therefor, which request shall contain the following information:

                           (a) the date on which the Claimant's request was
            filed with the Plan Administrator; provided, however, that the date on which the Claimant's request for review was in fact filed with the Plan Administrator shall control in the event that the date of the actual filing is later than the date stated by the Claimant pursuant to this paragraph (a);

                           (b) the specific portions of the denial of his claim
            which the Claimant requests the Plan Administrator to review;

                           (c) a statement by the Claimant setting forth the
            basis upon which he believes the Plan Administrator should reverse the Trustee's previous denial of his claim for benefits and accept his claim as made; and

                           (d) any written material (offered as exhibits) which
            the Claimant desires the Plan Administrator to examine in its consideration of his position as stated pursuant to paragraph (c).

Within 60 days of the date determined pursuant to paragraph (a) of this Section 12.3, the Plan Administrator shall conduct a full and fair review of the Company's decision denying the Claimant's claim for benefits. Within 60 days of the date of such hearing, the Plan Administrator shall render its written decision on review, written in a manner calculated to be understood by the Claimant, specifying the reasons and Plan provisions upon which its decision was based.

            12.4 INDEMNIFICATION. In addition to whatever rights of indemnification the members of the Board of Directors of the Company, or any other person or persons to whom any power, authority, or responsibility of the Company is delegated pursuant to Section 12.1, may be entitled under the articles of incorporation, regulations, or by-laws of the Company, under any provision of law, or under any other agreement, the Company shall satisfy any liability actually and reasonably incurred by any such person or persons, including expenses, attorneys' fees, judgments, fines, and amounts paid in settlement, in connection with any threatened, pending, or completed action, suit, or proceeding which is related to the exercise or failure to exercise by such person or persons of any of the powers, authority, responsibilities, or discretion provided under the Plan, or reasonably believed by such person or persons to be provided hereunder, and any action taken by such person or persons in connection therewith.

            12.5 QUALIFIED DOMESTIC RELATIONS ORDERS. The Company shall establish reasonable procedures to determine the status of domestic relations orders and to administer distributions under domestic relations orders which are deemed to be qualified orders. Such procedures shall be in writing and shall comply with the provisions of Section 414(p) of the Code and regulations issued thereunder.

            12.6 VOTING OF OMG STOCK. Each Participant or Beneficiary who has shares of OMG Stock allocated to an Account maintained with respect to a Fund invested primarily in OMG Stock, shall be a named fiduciary with respect to the voting of such OMG Stock and shall have the following powers and responsibilities:
                           (a) Prior to each meeting of the shareholders of the
            Company, the Company shall cause to be sent to each such Participant and Beneficiary who has OMG Stock allocated to such an Account a copy of the proxy solicitation material therefor, together with a form requesting voting instructions, with respect to the voting of such OMG Stock as well as the voting of OMG Stock for which the Trustee does not receive instructions. Each such Participant and/or Beneficiary shall instruct the Trustee to vote the number of such uninstructed shares of OMG Stock equal to the proportion that the number of shares of OMG Stock allocated to his Account bears to the total number of shares of OMG Stock for which instructions are received. Upon receipt of such a Participant's or Beneficiary's instructions, the Trustee shall then vote in person, or by proxy, such shares of OMG Stock as so instructed. Such instructions shall be held in strictest confidence.

                     (b) The Company shall cause the Trustee to furnish to each such Participant and Beneficiary who has OMG Stock allocated to his Account notice of any tender or exchange offer for, or a request or invitation for tenders or exchanges of, OMG Stock made to the Trustee. The Trustee shall request from each such Participant and Beneficiary instructions as to the tendering or exchanging of OMG Stock allocated to his Account and the tendering or exchanging of OMG Stock for which the Trustee does not receive instructions. Each such Participant shall instruct the Trustee with respect to the tendering or exchanging of the number of such uninstructed shares of OMG Stock equal to the proportion that the number of the shares of OMG Stock allocated to his Account bears to the total number of shares of OMG Stock for which instructions are received. The Trustee shall provide such Participant and Beneficiaries with a reasonable period of time in which they may consider any such tender or exchange offer for, or request or invitation for tenders or exchanges of, OMG Stock made to the Trustee. Within the time specified by the Trustee, the Trustee shall tender or exchange such OMG Stock as to which the Trustee has received instructions to tender or exchange from Participants and Beneficiaries. Such instructions shall be held in strictest confidence.

                                  ARTICLE XIII

                            AMENDMENT AND TERMINATION
                            -------------------------

            13.1 AMENDMENT. Subject to the provisions of Section 13.2, the Company may at any time and from time to time, amend the Plan by resolution or written action of its Board of Directors or by action of a committee to which such authority has been delegated by the Board of Directors. Any such amendment of the Plan shall be in writing and signed by individuals authorized by the Board of Directors or its delegates.

            13.2 LIMITATION OF AMENDMENT. The Company shall make no amendment to the Plan which shall result in the forfeiture or reduction of the interest of any Participant or person claiming under or through any one or more of them pursuant to the Plan; provided, however, that nothing herein contained shall restrict the right to amend the provisions hereof relating to the administration of the Plan and Trust. Moreover, no amendment shall be made hereunder which shall permit any part of the Trust property to revert to any Employer or be used for or be diverted to purposes other than the exclusive benefit of Participants and persons claiming under or through them pursuant to the Plan.

            13.3 TERMINATION. The Company reserves the right, by action of its Board of Directors, to terminate the Plan as to all Employers at any time, which termination shall become effective upon notice in writing to the Trustee (the effective date of such termination being hereinafter referred to as the "termination date"). The Plan shall terminate automatically if there shall be a complete discontinuance of contributions hereunder by all Employers. In the event of the termination of the Plan, written notice thereof shall be given to all Participants and Beneficiaries having an interest under the Plan, and to the Trustee. Upon any such termination of the Plan, the Trustee and the Company shall take the following actions for the benefit of Participants, and
Beneficiaries:
                     (a) As of the termination date, the Trustee shall value the
            Funds hereunder and the Company shall adjust all accounts in the manner provided in Section 8.1. The termination date shall become a Valuation Date for purposes of Article VIII. In determining the net worth of the Funds hereunder, the Trustee shall include as a liability such amounts as in its judgment shall be necessary to pay all expenses in connection with the termination of the Trust and the liquidation and distribution of the Trust property, as well as other expenses, whether or not accrued, and shall include as an asset all accrued income.

                     (b) The Trustee, upon instructions from the Company, shall then segregate and, subject to applicable provisions of the Code relating to the distribution of Tax Deferred Contributions, distribute an amount equal to the entire interest of each Participant in the Funds to or for the benefit of each Participant or Beneficiary in accordance with the provisions of Section 10.4.

Notwithstanding anything to the contrary contained in the Plan, upon any such Plan termination, the interest of each Participant and Beneficiary shall become fully vested and nonforfeitable; and, if there is a partial termination of the Plan, the interest of each Participant and Beneficiary who is affected by such partial termination shall become fully vested and nonforfeitable.

            13.4 WITHDRAWAL OF AN EMPLOYER. An Employer other than the Company may, by action of its Board of Directors, withdraw from the Plan, such withdrawal to be effective upon notice in writing to the Company (the effective date of such withdrawal being hereinafter referred to as the "withdrawal date"), and shall thereupon cease to be an Employer for all purposes of the Plan. An Employer shall be deemed automatically to withdraw from the Plan in the event of its complete discontinuance of contributions, or (subject to Section 13.5) in the event it ceases to be a Subsidiary.

            13.5 EFFECT OF PLAN TERMINATION. Notwithstanding any other provision of the Plan to the contrary, any termination of the Plan shall terminate the liability of an Employer to make further Employer Contributions hereunder.

            13.6 CORPORATE REORGANIZATION. The merger, consolidation, or liquidation of the Company or any Employer with or into the Company or any other Employer shall not constitute a termination of the Plan as to the Company or such Employer.

                                   ARTICLE XIV

                                    OMG ESOP
                                    --------

            14.1 PURPOSE. The OMG ESOP, which is incorporated as part of the Plan, is intended to be an employee stock ownership plan under Section 4975(e)(7) of the Code and Section 407(a)(6) of the ERISA. The purposes of the OMG ESOP are to invest primarily in qualifying employer securities as defined in
Section 409(l) of the Code, to enable Participants to share in the growth and prosperity of the Company and to provide such Participants with an additional opportunity to accumulate capital for their future economic security.

            14.2 SUSPENSE FUND. The Trustee shall establish a subfund, herein referred to as the Suspense Fund, to hold and administer any OMG Stock which could be pledged as collateral for any Exempt Loan made to the Trustee for purposes of the OMG ESOP. In the event more than one class of OMG Stock is held in the Suspense Fund, any release thereof shall be made on a pro-rata basis as shall allocations thereof to the Separate Accounts of Participants.

            14.3 EXEMPT LOANS. The Trustee may finance or re-finance the acquisition of OMG Stock for purposes of the OMG ESOP through Exempt Loans. An installment obligation incurred in connection with the purchase of OMG Stock shall constitute an Exempt Loan and shall be for a specific term, bear a reasonable rate of interest, and shall not be payable on demand except in the event of default. An Exempt Loan may be secured by a collateral pledge of the shares of OMG Stock so acquired. Any such pledged OMG Stock shall be placed in the Suspense Fund. No other Plan assets may be pledged as collateral for a Loan, and no lender shall have recourse against the Plan other than the OMG Stock subject to pledge. All Exempt Loans which are made or guaranteed by a disqualified person must satisfy all requirements applicable to exempt loans set forth in Treas. Reg. Section 54.4975-7(b)(8) and Department of Labor Reg.
Section 2550.408b-3. Any pledge of OMG Stock must provide for the release of shares so pledged on a pro rata basis as the Exempt Loan is repaid by the Trustee and such shares of OMG Stock are allocated to Separate Accounts of Participants as provided in the Plan. Repayments of principal and interest on any

Exempt Loan shall be made by the Trustee from the contributions designated to be invested in OMG Stock Fund to enable the Trustee to repay such Exempt Loan, from earnings attributable to such contributions, and from any cash dividends received by the Trustee on OMG Stock held in the Suspense Fund.

            14.4 LIMITATION ON ALLOCATIONS OF CONTRIBUTIONS. Notwithstanding any other provision of the Plan to the contrary, OMG Stock held in the Suspense Fund shall be allocated to the Accounts of Participants only as payments of principal and interest on an Exempt Loan are made by the Trustee. OMG Stock which is released from the Suspense Fund shall be allocated to the Account and subaccounts thereunder of each eligible Participant as needed to provide Company Contributions pursuant to Section 4.1 as well as Tax Deferred Contributions pursuant to Section 4.2, Participant Contributions pursuant to Section 4.3, Rollover Contributions pursuant to Section 4.7, and Transferred Contributions pursuant to Section 4.8, which have been designated to invest in the OMG Stock Fund. The number of shares of OMG Stock to be released from the Suspense Fund for allocation a Participant's Account shall be calculated in accordance with Treas. Reg. Section 54.4975-7(b)(8). Principal and interest payable under an Exempt Loan shall be satisfied out of (i) Company Contributions (other than contributions of OMG Stock) that are made hereunder for purposes of being applied by the Trustee to satisfy its obligations under the Exempt Loan; (ii) earnings attributable to the investment of such contributions; and (iii) earnings attributable to OMG Stock purchased with the proceeds of the Exempt Loan; provided, however, that the payments made under the Exempt Loan by the Trustee during any Plan Year shall not exceed an amount equal to the sum of such contributions and earnings received during the Plan Year and prior Plan Years minus payments made under the Exempt Loan in such Plan Years. Contributions and earnings that may be used by the Trustee to make payments under the Exempt Loan shall be accounted for separately in the books and records of the Trustee until the Exempt Loan is repaid in full. Notwithstanding any provision contained herein to the contrary, all Company contributions (except contributions of OMG Stock) made hereunder and Tax Deferred Contributions, Participant Contributions, Rollover Contributions and Transferred Contributions designated to be invested in the OMG Stock Fund during the term of an Exempt Loan shall be deemed to be made for purposes of being used by the Trustee to satisfy its obligations under the Exempt Loan. Furthermore, all payments made by the Trustee under the Exempt Loan shall be first charged against Company Contributions available for making such payments, then to Tax Deferred Contributions, then Participant Contributions, then Rollover Contributions and then Transferred Contributions. Earnings that may be used to make payments under the Exempt Loan shall be deemed to have been used for that purpose only to the extent that payments made under the Exempt Loan during any Plan Year are in excess of the total contributions available to the Trustee for making payments under the Exempt Loan. Contributions which are not utilized by the Trustee to pay principal and interest of an Exempt Loan shall be allocated to the Accounts of eligible Participants and invested in the OMG Stock Fund.

            14.5 ALLOCATIONS OF CONTRIBUTIONS FROM THE OMG ESOP. Contributions allocated and credited to each Participant's Accounts in the form of OMG Stock that is released from the Suspense Fund shall be allocated to such Participant's Accounts by multiplying the number of shares of OMG Stock so released for any month by a fraction the numerator of which is the Participant's share of contributions to be invested in the OMG Stock Fund and the denominator for such month and the denominator of which is the aggregate of all Participants' contributions to be invested in the OMG Stock Fund. In the event the amount of contributions to be invested in the OMG Stock Fund for any month exceeds the amount distributable to released shares, such excess contributions shall be used to purchase OMG Stock in the market. Such OMG Stock shall then be allocated to Participants' Accounts by multiplying the number of shares of OMG Stock so purchased for any month by a fraction the numerator of which is the Participant's contributions allocated to his Accounts to be invested in the OMG Stock Fund for such month and the denominator of which is the aggregate of all Participants' contributions to be invested in the OMG Stock Fund for such month. In the event the dividends on OMG Stock held in Participants' Accounts are used to make payments of principal and/or interest on an Exempt Loan pursuant to the provisions of Section 14.3, OMG Stock released from the Suspense Fund as a result thereof shall be allocated to such Participants' Accounts in such a manner that the aggregate fair market value of the OMG Stock so allocated is not less than the amount of the dividends that would have otherwise been allocated to such Accounts.

            14.6 DIVIDENDS ON OMG STOCK. Except as specified in the Trust Agreement, cash dividends received with respect to the shares of OMG Stock acquired with the proceeds of an Exempt Loan and held in the Suspense Fund shall be applied to the payment of principal and/or interest on any outstanding Exempt Loan and any other dividends received with respect to any other shares of OMG Stock held in the OMG ESOP shall be applied, invested, or distributed in accordance with the directions of the Company, including the payment thereof to Participants either currently or in periodic payments.

            14.7 RESTRICTIONS ON OMG STOCK. No OMG Stock shall be subject to a put, call, or other option, or any buy-sell arrangement while held by and when distributed from the OMG ESOP, whether or not such plan is an employee stock ownership plan at such time.

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS
                            ------------------------

            15.1 EXTENSION OF PLAN TO SUBSIDIARIES. Any Related Corporation which at the time is not an Employer may, with the consent of the Board of Directors of the Company, adopt the Plan and become an Employer hereunder by causing an appropriate written instrument evidencing such adoption to be executed pursuant to the authority of its Board of Directors and to be filed with the Company.

            15.2 NO COMMITMENT AS TO EMPLOYMENT. Nothing herein contained shall be construed as a commitment or agreement upon the part of any Employee hereunder to continue his employment with an Employer, and nothing herein contained shall be construed as a commitment on the part of any Employer to continue the employment or rate of compensation of any Employee hereunder for any period.

            15.3 BENEFITS. Nothing in the Plan shall be construed to confer any right or claim upon any person other than the parties hereto, Participants and Beneficiaries.

            15.4 NO GUARANTEES. Neither any Employer, including the Company, nor the Trustee guarantees the Trust from loss or depreciation, nor the payment of any amount which may become due to any person hereunder.

            15.5 PRECEDENT. Except as otherwise specifically provided, no action taken in accordance with the terms of the Plan, by an Employer or the Company shall be construed or relied upon as a precedent for similar action under similar circumstances.

            15.6 DUTY TO FURNISH INFORMATION. Each of the Employers, the Company, or the Trustee shall furnish to any of the others any documents, reports, returns, statements, or other information that any other reasonably deems necessary to perform its duties imposed hereunder or otherwise imposed by law.

            15.7 MERGER, CONSOLIDATION OR TRANSFER OF PLAN ASSETS. The Plan shall not be merged or consolidated with any other plan, nor shall any of its assets or liabilities be transferred to another plan, unless, immediately after such merger, consolidation, or transfer of assets or liabilities, each Participant in the Plan would receive a benefit under the Plan which is at least equal to the benefit he would have received immediately prior to such merger, consolidation, or transfer of assets or liabilities (assuming in each instance that the Plan had then terminated).

            15.8 INTERNAL REVENUE SERVICE DETERMINATION. Notwithstanding any other provision of the Plan to the contrary, each contribution of the Employer made to the Trust Fund is conditioned upon the requirement that the amount of the contribution shall be deductible under Section 404 of the Code. In the event that any contribution, or portion thereof, is disallowed such contribution or portion shall be returned by the Trustee to the Employer, if demand therefor is made by the Employer within one year of the date of such disallowance.

            15.9 GOVERNING LAW. The Plan shall be construed and interpreted in accordance with the laws of the State of Ohio.

                                      * * *
                     Executed at Cleveland, Ohio, this ______ day of ___________________, 1996.

                                       OMG AMERICAS, INC. (FORMERLY
                                       KNOWN AS MOONEY CHEMICALS, INC.)


                                       By:_______________________________
                                        Title:

                                   APPENDIX A

                          LIMITATIONS ON CONTRIBUTIONS
                          ----------------------------

               A.1 COMPLIANCE WITH TRA `86. The provisions set forth in this Appendix A are intended solely to comply with the requirements of Section 415 of the Code, as amended by the Tax Reform Act of 1986, and shall be interpreted, applied, and if and to the extent necessary, deemed modified without further formal language so as to satisfy solely the minimum requirements of said Section, subject, however, to the provisions of Section 1106(i)(3) of the Tax Reform Act of 1986. For such purpose, the limitations of Section 415 of the Code, as amended by the Tax Reform Act of 1986, are hereby incorporated by reference and made part hereof as though fully set forth herein, but shall be applied only to particular Plan benefits in accordance with the provisions of this Appendix A to the extent such provisions are not consistent with said Section.

               A.2 SECTION 415 DEFINITIONS. For purpose of this Appendix A the following terms shall have the meaning hereinafter set forth.

                     (a) The term "RELATED CORPORATION" shall mean the
               definition of Related Corporation contained in Article I of the Plan, as modified by Section 415(h) of the Code.

                     (b) The term "ANNUAL ADDITIONS" shall mean the sum for any
               Limitation Year of the following amounts:

                           (i) Contributions to the Plan made by an Employer for
                     such Limitation Year;

                           (ii) For Limitation Years prior to January 1, 1987,
                     the lesser of (A) the amount of such Participant's contributions, but only to the extent that the sum of such Contributions exceeds six percent of his Compensation paid for such Limitation Year, or (B) one-half of the Participant's contributions, if any; and for Limitation Years on and after January 1, 1987, all contributions made by a Participant to the Plan for such Limitation Year;

                           (iii) The amount, if any, of Employer contributions
                     and forfeitures which are credited to the Participant under any other defined contribution plan (whether or not terminated) maintained by an Employer or a Related Corporation concurrently with the Plan;

                           (iv)     Reallocated forfeitures;

                           (v) Contributions to an individual medical account as
                     defined in Section 415(l)(2) of the Code which is part of a pension or annuity plan maintained by the Employer.

                           (vi) Any amount derived from contributions paid after
                     December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to a separate account of a key employee (as defined in Appendix B of the Plan) under a welfare benefit fund (as defined in Section 419(e) of the Code) maintained by an Employer or a Related Corporation.

                     (c) The term "COMPENSATION" shall mean a Participant's
               wages, salaries, and other amounts received for personal services actually rendered in the course of employment with an Employer or a Related Corporation, excluding, however, (i) contributions made by an Employer or a Related Corporation to a plan of deferred compensation to the extent that, before the application of the limitations of Section 415 of the Code to such plan, the contributions are not includable in the gross income of the Participant for the taxable year in which contributed, (ii) contributions made by an Employer or a Related Corporation on his behalf to a simplified employee pension plan described in Section 408(k) of the Code, (iii) any distributions from a plan of deferred compensation (other than amounts received pursuant to an unfunded non-qualified plan in the year such amounts are includable in the gross income of the Participant), (iv) amounts received from the exercise of a non-qualified stock option or when restricted stock or other property held by the Participant becomes freely transferable or is no longer subject to substantial risk of forfeiture, (v) amounts received from the sale, exchange, or other disposition of stock acquired under a qualified stock option, and (vi) any other amounts that receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in gross income of the Participant).

                     (d) The term "LIMITATION YEAR" shall mean the 12-month
               period commencing each January 1 and ending each subsequent December 31 or such other 12-month period elected by the Employer pursuant to regulations under Section 415 of the Code.

               A.3 MAXIMUM ANNUAL ADDITIONS. For each Limitation Year, the Annual Additions with respect to a Participant shall not exceed the lesser of
(i) $30,000 (except such amount shall be adjusted in accordance with regulations prescribed by the Secretary of the

Treasury for increases in the cost of living), or (ii) 25 percent of such Participant's Compensation paid for such Limitation Year. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-month consecutive period, such Annual Additions shall not exceed $30,000 multiplied by a fraction, the numerator of which is the number of months in the short Limitation year, and the denominator of which is 12.

         A.4 ELIMINATION OF EXCESS CONTRIBUTIONS. If the Annual Additions to the accounts of a Participant in any Limitation Year would exceed the limitation contained in this Appendix A absent such limitation, the excess shall be eliminated as follows:

                     (a) The Participant Contributions credited to the
               Separate Accounts of such a Participant for such Limitation Year shall be reduced and returned to the Participant;

                     (b) Next, Tax Deferred Contributions credited to the
               Separate Accounts of such Participant for such Limitation Year shall be returned to the Participant unless the Participant has elected to have them transferred and deposited under a deferred compensation program or an excess benefit plan maintained by the Company; and

                     (c) The Company Contributions credited to the Separate
               Accounts of such Participant for such Limitation Year shall be reduced and returned to the Employers.

               In each case specified above, the amount to be reduced, returned, or transferred shall be that amount as is necessary to permit the maximum amount of the Annual Additions to the Participant's Accounts for such year to be made under the Plan without violating the restrictions of Section 415 of the Code. Notwithstanding the foregoing, in the event that the limitations with respect to Annual Additions prescribed hereunder are exceeded with respect to any Participant and such excess arises as a consequence of the allocations of forfeitures or a reasonable error in estimating the Participant's annual Compensation, the portion of such excess attributable to Company Contributions shall be held in a suspense account and, if such Participant remains a Participant, shall be used to reduce Company Contributions for such Participant for the succeeding calendar years, and, if such Participant ceases participating in the Plan, shall be used to reduce Company Contributions for all other Participants in the calendar year in which he ceases to be a Participant and succeeding calendar years, as necessary.

               A.5 DEFINED BENEFIT PLAN COVERAGE. If any Participant in the Plan also shall be covered by a qualified defined benefit plan (whether or not terminated) maintained by an Employer or by a Related Corporation concurrently with the Plan, the sum of the defined benefit plan fraction with respect to such Participant and the defined contribution plan fraction with respect to such Participant for any Limitation Year ending on or before December 31, 1982, shall not exceed 1.4, and for any Limitation Year after December 31, 1982, shall not exceed 1.0. For purposes of this Section A.5, defined benefit plan fraction and defined contribution plan fraction shall mean the following:

                     (i) Defined benefit plan fraction shall mean a fraction, the numerator of which is the projected annual benefit of such Participant under all such plans (determined as of the close of such Limitation Year) and the denominator of which is the lesser of (i) the product of 1.25 (1.0 prior to 1983) multiplied by the dollar limitation in effect under Section 415(b)(1)(A) of the Code for such year or (ii) the product of 1.4 (1.0 prior to 1983) multiplied by the amount which may be taken into account under Section 415(b)(1)(B) of the Code with respect to such Participant for such year; provided, however, that
                           (A) if a Participant was a participant prior to January 1, 1983, and on December 31, 1982, his accrued benefit exceeded the maximum defined benefit dollar limitation on January 1, 1983, or (B) if a Participant was a participant prior to January 1, 1987, and his accrued benefit on December 31, 1986 exceed the maximum defined benefit dollar limitation on January 1, 1987, then such limitation with respect to such Participant shall be equal to the greater of his accrued benefits as of December 31, 1982 or December 31, 1986, as the case may be.

                     (ii) Defined contribution plan fraction shall mean a fraction, the numerator of which is the sum of the aggregate Annual Additions of the Participant under the Plan and any other defined contribution plan as of the close of the Limitation Year and the denominator of which is the sum of the lesser of the following amounts determined for such year and each prior year of service with an Employer or a Related
                           Corporation: (i) the product of 1.25 (1.0 prior to 1983) multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such year, determined without regard to Section 415(c)(6) of the Code, or (ii) the product of 1.4 (1.0 prior to 1983) multiplied by the amount which may be taken into account under
                           Section 415(c)(1)(B) of the Code with respect to such Participant for such year; provided, however, that the denominator may be determined under any transitional rules for years ending prior to January 1, 1983, prescribed by the Code (including the special transitional rule set forth in Section 415(e)(6) of the Code, if the Plan Administrator so elects).

In the event the special limitation contained in this Section A.5 is exceeded, the benefits otherwise payable to the Participant under any such qualified defined benefit plan shall be reduced to the extent necessary to meet such limitation.

               A.6 AGGREGATION OF DEFINED CONTRIBUTION PLANS. In the event that a Participant is covered by any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Corporation concurrently with the Plan, then the total Annual Additions to the Participant's accounts under all such plans shall not exceed the limitation set forth in Section A.3. For purposes of this Section A.6, Annual Additions under the Plan shall be deemed to have been made or provided after Annual Additions to all other defined contribution plans subject to the limitations set forth in Section A.3; thus contributions under the Plan shall be affected by the limitations before contributions under all other defined contribution plans are affected.

                                   APPENDIX B

                              TOP-HEAVY PROVISIONS
                              --------------------

               B.1 APPLICABILITY. Notwithstanding any other provision to the contrary, in the event the Plan is deemed to be a top-heavy plan for any Plan year, the provisions contained in this Appendix B with respect to Company Contributions shall be applicable with respect to such Plan Year. In the event that the Plan is determined to be a top-heavy plan and upon a subsequent determination date is determined to no longer be a top-heavy plan, the Company Contribution provisions in effect immediately preceding the Plan Year in which the Plan was determined to be a top-heavy plan shall again become applicable as of such subsequent determination date.

               B.2 TOP-HEAVY DEFINITIONS. For purposes of this Appendix B, the following definitions shall apply:

                           (a) The term "DETERMINATION DATE" with respect to any
                  Plan Year shall mean the last day of the preceding Plan Year (or, in the case of the first Plan Year of the Plan, the last day of the first Plan Year). Distributions made and the present value of accrued benefits are determined as of the determination date. The present value of an accrued benefit under a defined contribution plan as of a determination date shall be the sum of (i) the account balance as of the most recent valuation date occurring within a 12-month period ending on the determination date, and (ii) an adjustment for contributions due as the determination date. The present value of an accrued benefit under a defined benefit plan as of a determination date shall be determined as of the most recent valuation date which is within the 12-month period ending on the determination date. In the case of an aggregation group, the present value of the accrued benefits is determined separately for each plan as of each plan's determination date and then aggregated by adding for such plans which fall within the same calendar year.

                           (b) The term "KEY EMPLOYEE" shall mean any
                  Participant or former Participant who is a key employee pursuant to the provisions of Section 416(i)(1) of the Code and any Beneficiary of such Participant or former Participant.

                           (c) The term "NON-KEY EMPLOYEE" shall mean any

                     Participant who is not a key employee.

                           (d) The term "PERMISSIVE AGGREGATION GROUP" shall
                     mean those plans not included in an Employer's required aggregation group in conjunction with any other plan or plans of such Employer, so long as the entire group of plans would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code.

                           (e) The term "REQUIRED AGGREGATION GROUP" shall
                     include (i) all plans of an Employer in which a key employee is a participant or has participated at any time during the determination period (regardless of whether the Plan has terminated) and (ii) all other plans of an Employer which enable a plan described in clause (i) hereof to meet the requirements of Sections 401(a)(4) or 410 of the Code.

                           (f) The term "SUPER TOP-HEAVY GROUP" with respect to
                     a particular Plan Year shall mean a required or permissive aggregation group that, as of the determination date, would qualify as a top-heavy group under the definition in paragraph (h) of this Section B.2 with "90 percent" substituted for "60 percent" each place where "60 percent" appears in such definition.

                           (g) The term "SUPER TOP-HEAVY PLAN" with respect to a
                     particular Plan Year shall mean a plan that, as of the determination date, would qualify as a top-heavy plan under the definition in paragraph (i) of this Section B.2 with "90 percent" substituted for "60 percent" each place where "60 percent" appears in such definition. A plan is also a "super top-heavy plan" if it is part of a super top-heavy group.

                           (h) The term "TOP-HEAVY GROUP" with respect to a
                     particular Plan Year shall mean a required or a permissive aggregation group if the sum, as of the determination date, of the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in such group and the aggregate of the account balances of key employees under all defined contribution plans included in such group exceeds 60 percent of a similar sum determined for all employees covered by the plans included in such group.

                           (i) The term "TOP-HEAVY PLAN" for any Plan Year
                     beginning after December 31, 1983 shall mean a plan with respect to which any of the following conditions exists:

                                  (i)   If the top heavy ratio for the plan
                                        exceeds 60% and the plan is not part of
                                        any required aggregation group or
                                        permissive aggregation group of plans,

                                  (ii)  If a plan is a part of a required (but
                                        not a permissive) aggregation group of
                                        plans and the top heavy ratio or the
                                        required aggregation group of plans
                                        exceeds 60%, or

                                  (iii) If the plan is a part of a required
                                        aggregation group of plans and part of a permissive aggregation group of plans, and the top heavy ratio for the permissive aggregation group exceeds 60%.

                           Notwithstanding the foregoing provisions of this
                     paragraph, however, a plan shall be deemed not to be a top-heavy plan if it is part of a required or permissive aggregation group that is not a top-heavy group.

                           (j) The term "COMPENSATION" shall mean a
                     Participant's total wages and salary for services rendered to the Employers less amounts realized from the exercise or disposition of stock options paid by the Employers during a calendar year to the extent it would be taken into account for Form W-2 purposes; provided, however, that such compensation shall not exceed the dollar limitation set forth in Section 1.1(5) of the Plan to comply with Section 401(a)(17) of the Code.

                           (k) The term "VALUATION DATE" shall mean the most
                     recent Valuation Date within a twelve month period ending on the determination date.

                           (l) The term "TOP-HEAVY RATIO" shall mean as follows:

                                     (i) If the Employer maintains one or more
                     defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the determination date(s) has or has had accrued benefits, the top-heavy ratio for the Plan alone or for the required or permissive aggregation group, as appropriate, is a fraction, the numerator of which is the sum of the account balances of all key employees as of the determination date(s) including any part of any account balance distributed in the 5-year period ending on the determination date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the determination date(s)), both computed in accordance with Section 416 of the Code. Both the numerator and denominator of the top-heavy ratio are adjusted to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under Section 416 of the Code.

                                     (ii) If the Employer maintains one or more
                     defined contribution plans (including any simplified employee pension plans) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the determination date(s) has or has had any accrued benefits, the top-heavy ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all key employees, determined in accordance with subparagraph (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all key employees as of the determination date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with subparagraph (i) above and the present value of the accrued benefits under the defined benefit plan or plans for all participants as of the determination date(s), all determined in accordance with Section 416 of the Code. The accrued benefits under a defined benefit plan is both the numerator and denominator of the top-heavy ratio are adjusted for any distribution of an accrued benefit made in the five-year period ending on the determination date.

                                    (iii) For purposes of subparagraphs (i) and
                     (ii) above, the value of
                     account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date, except as provided in Section 416 of the Code for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a participant (1) who is not a key employee but who was a key employee in a prior year, or (2) who has not performed services for the Employer maintaining the Plan at any time during the 5-year period ending on the determination date will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with Section 416 of the Code. Deductible employee contributions shall not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the determination date(s) that fall within the same calendar year.

               B.3 MINIMUM EMPLOYER CONTRIBUTION. In the event the Plan is determined to be a top-heavy plan with respect to any Plan Year, the Company Contributions allocated with respect to such Plan Year to the Accounts of each non-key employee who is a Participant and who is not separated from service with an Employer as of the end of such Plan Year, regardless of whether such non-key employee has completed less than 1,000 Hours of Service or fails to make either mandatory employee contributions or elective contributions, shall be no less than the lesser of (a) three percent of his compensation or (b) the largest percentage of compensation that is allocated for such Plan Year to the Accounts attributable to Company Contributions of any key employee, except that, in the event the Plan is part of a required aggregation group, and the Plan enables a defined benefit plan included in such group to meet the requirements of Section 401(a)(4) or 410 of the Code, the minimum allocation of Company Contributions to the Accounts of each non-key employee shall be three percent of the compensation of such non-key employees. Any minimum allocation of Company Contributions of a Participant required by this Section B.3 shall be made without regard to any social security contribution made by the Employer on behalf of the Participant and without regard to whether or not a non-key employee withdraws Tax Deferred Contributions. Notwithstanding the minimum top-heavy allocation requirements of this Section B.3, in the event that the Plan is a top-heavy plan, each non-key employee hereunder who is also covered under a top-heavy defined benefit plan maintained by an Employer shall receive the top-heavy benefits provided for under such defined benefit plan in lieu of the minimum top-heavy allocation under the Plan.

               B.4 TOP-HEAVY VESTING SCHEDULE. A Participant shall be entitled to the vested interest in his Accounts attributable to Company Contributions calculated in accordance with the provisions of Articles III and IV (or, if greater, in accordance with the provisions of Section B.3 above) determined in accordance with the following schedule:

                Years of Service   Vested Percentage
                ----------------   -----------------

               2 but less than 3                     20%
               3 but less than 4                     40%
               4 but less than 5                     60%
               5 but less than 6                     80%
               6 or more                            100%

If the Plan becomes Top-Heavy and subsequently ceases to be such, the vesting schedule set for the above shall continue to apply in determining the rights to benefits of any Participant who had at least five Years of Service as of December 31 in the last Plan Year in which the Plan was Top-Heavy. For other Participants, such schedule shall apply only to that portion of their Accounts that became vested under the vesting schedule set forth above as of such December 31.

               B.5 ADJUSTMENTS TO SECTION 415 LIMITATIONS. Notwithstanding the provisions of Section A.5, in the event that the Plan is a top-heavy plan and an Employer maintains a defined benefit plan covering some or all of the employees that are covered by the Plan, Section 415(e)(2)(B) and 415(e)(3)(B) of the Code shall be applied to the Plan by substituting "1.0" for "1.25" and Section 415(e)(6)(B)(i) of the Code shall be applied to the Plan by substituting

"$41,500" for $51,875", except that such substitutions shall not be applied to the Plan if (a) the Plan is not a super top-heavy plan and (b) a Company Contribution for such Plan Year for each non-key employee who is a Participant is not less than four percent of such non-key employee's compensation.

               B.6 COMPENSATION TAKEN INTO ACCOUNT. The annual compensation of any Participant to be taken into account under the Plan during any Plan Year in which the Plan is determined to be a top-heavy plan shall not exceed $150,000 (or such adjusted amount determined by the Secretary of the Treasury.

                                 FIRST AMENDMENT
                                     TO THE
                               OMG AMERICAS, INC.
                         EMPLOYEES' PROFIT-SHARING PLAN
                          (JANUARY 1, 1995 RESTATEMENT)


         WHEREAS, OMG Americas, Inc. (formerly known as Mooney Chemicals, Inc., and hereinafter referred to as the "Company") maintains the OMG Americas, Inc. Employees' Profit-Sharing Plan (formerly known as OMG/Mooney Chemicals, Inc. Employees' Profit-Sharing Plan and prior thereto as Mooney Chemicals, Inc. Profit-Sharing Plan and hereinafter referred to as the "Plan") for the benefit of certain employees of the Company and its subsidiaries; and

         WHEREAS, the Company desires to amend the Plan to provide certain vested benefits;

         NOW, THEREFORE, effective as of January 1, 1996, the last sentence of
Section 10.2 of the Plan is hereby amended to provide as follows:

                  Notwithstanding any other provision of the Plan to the contrary, the portion of the Company Contribution for the 1995 and 1996 Plan Years which is allocated to the Company Contribution Account of each participant who is not a Highly Compensated Employee and which is equal to .5% of such Participant's Compensation shall be 100% vested in such Participant.

         Executed at Cleveland, Ohio this 31st day of December, 1996.


                                               OMG AMERICAS, INC.


                                                    By:
                                                       Title:

                                SECOND AMENDMENT
                                     TO THE
                               OMG AMERICAS, INC.
                         EMPLOYEES' PROFIT-SHARING PLAN
                          (JANUARY 1, 1995 RESTATEMENT)


         WHEREAS, OMG Americas, Inc. (hereinafter referred to as the "Company") maintains the OMG Americas, Inc. Employees' Profit-Sharing Plan (formerly known as OMG/Mooney Chemicals, Inc. Employees' Profit-Sharing Plan and prior thereto known as Mooney Chemicals, Inc. Profit-Sharing Plan and hereinafter referred to as the "Plan") for the benefit of certain employees of the Company and its subsidiaries; and

         WHEREAS, the Company has amended the Plan on one occasion and further desires to amend the Plan to reflect certain recent tax legislation as well as the merger of the SCM Metal Products, Inc. Retirement Savings and Investment Plan into the Plan;

         NOW, THEREFORE, the Plan is hereby amended in the respects hereinafter set forth.

                                     PART A

         Effective as of January 1, 1997, unless specifically provided otherwise, the Plan is hereby amended in the following manner.

         1. Paragraph (9) of Section 1.1 of the Plan is hereby amended to provide as follows:

                           (9) The term "COMPENSATION" shall mean the total
                  wages which are paid to an Employee during a Plan Year by an Employer for his services as an Employee while he is a Participant, but excluding any portion of a Company Contribution which is subject to the cash option election described in Section 4.2 and which a Participant elects to receive in cash, any amounts received under the Company's dependent scholarship program, and all non-cash remuneration; provided, however, that for Plan Years beginning on or after January 1, 1994, the annual Compensation of a Participant taken into account under the Plan shall not exceed $150,000, as adjusted for increases in the cost of living in accordance with the provisions of Section 401(a)(17)(B) of the Code. The cost of living in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (a "determination period") beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period and the denominator of which is 12.

         2. Paragraph (20) of Section 1.1 of the Plan is hereby amended to provide as follows:

                           (20) The term "LEASED WORKER" shall mean a person
                  (other than a person who is an Employee without regard to this paragraph (20)) engaged in performing services for a Related Corporation (the "Recipient") pursuant to an agreement between the Recipient and any other person ("Leasing Organization") who meets the following requirements:

                                    (a)     he has performed services for one or
                                            more Recipients (or for any other
                                            "related persons" determined in
                                            accordance with Section 414(n)(6) of
                                            the Code) on a substantially
                                            full-time basis for a period of at
                                            least one year;

                                    (b)     such services are under the primary
                                            direction or control of a Recipient;
                                            and

                                    (c)     he is not participating in a "safe
                                            harbor plan" of the Leasing
                                            Organization. (For this purpose a
                                            "safe harbor plan" is a plan that
                                            satisfies the requirements of
                                            Section 414(n)(5) of the Code which
                                            generally will be a money purchase
                                            pension plan with a nonintegrated
                                            employer contribution rate of at
                                            least 10% of compensation and which
                                            provides for immediate participation
                                            and full and immediate vesting).

                  A person who is a Leased Worker shall be considered an employee of the Company or a Related Corporation solely for the purpose of determining length of service for (i) eligibility for participation, and (ii) vesting purposes, but shall not be a Participant and shall not otherwise be eligible to become covered by the Plan during any period in which he is a Leased Worker. Notwithstanding the foregoing, the sole purpose of this paragraph (20) is to define and apply the term "leased employees." This paragraph (20) shall be interpreted, applied and, if and to the extent necessary, deemed modified without formal amendments of language, so as to satisfy solely the minimum requirements of Section 414(n) of the Code.

         3. The last sentence of Section 10.2 of the Plan is hereby amended to provide as follows:

                  Notwithstanding any other provision of the Plan to the contrary, the portion of the Company Contribution for the 1995, 1996, and 1997 Plan Years which is allocated to the Company Contribution Account of each Participant who is not a Highly Compensated Employee and which is equal to .5% of such Participant's Compensation shall be 100% vested in such Participant.

         4. Section 10.4 of the Plan is hereby amended to provide as follows:

                           10.4 DISTRIBUTION. Except as otherwise set forth
                  below with respect to certain Accounts, the Company shall direct the Trustee to make distribution to or for the benefit of a Participant, who incurs a Settlement Date pursuant to the provisions of Section 10.1, from his interest under the Plan which, on any date, shall be equal to the balance of his Accounts as of such date. Such distribution shall be made in a single lump-sum payment or installments payment payable to such Participant at such time and manner as set forth in procedures adopted by the Company. In the event such Participant fails to consent to distribution of his Accounts, such failure shall be deemed to be an election to defer the payment of any benefits sufficient to satisfy this Section
                  10.4 and payment of his benefit shall not occur until the earlier of the receipt of his application for distribution or his Mandatory Distribution Date. Notwithstanding the foregoing, if at the time benefits are distributable under the preceding sentence, the balance credited to a Participant's Accounts exceed $3,500 (or such higher amount permitted under Section 417(e) of the Code), benefits shall be paid only if the Participant consents in writing to such distribution not more than 90 days before commencement of distribution.

         5. Section 10.12 of the Plan is hereby amended to provide as follows:

                           10.12 MANDATORY DISTRIBUTIONS. Notwithstanding any
                  other provision of this Article X, in the event the vested aggregate balance of a Participant's Accounts which are distributable to him do not exceed $3,500 (or such higher amount permitted under Section 417(e) of the Code), such balance shall be distributed to him in a single sum as soon as practicable after the Settlement Date. If, however, the vested aggregate balance of a Participant's Accounts exceeds, or at the time of any prior distribution exceeded, $3,500 (or such higher amount permitted under Section 417(e) of the Code), no distribution of such balance shall be made to him, unless such Participant consents in writing to such distribution; provided, however, that, in no event shall the distribution of the interest of a Participant commence later than such a Participant's Mandatory Distribution Date and shall be determined and made in accordance with the proposed regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirements of
                  Section 1.401(a)(9)-2 of the proposed regulations. Accordingly, the entire interest of a Participant in his Accounts must be distributed or must begin to be distributed no later than the Participant's Mandatory Distribution Date. A Participant's Mandatory Distribution Date shall be the date determined under paragraph (a) or the date determined under paragraph (b), whichever is earlier:

                                    (a) unless the Participant elects otherwise,
                           the 60th day
                           after the end of the Plan Year in which the latest of the following dates occurs: (i) the Participant's attainment of age 65, (ii) the tenth anniversary of the date on which the Participant first became a Participant, or (iii) the date of the Participant's retirement or other termination of employment; or

                                    (b) the April 1 following the calendar year
                           in which the later of the following dates occurs: (i) the date on which the Participant attains age 70-1/2, or (ii) the date on which the Participant retires (except for a Participant who is a 5% owner, as defined in Section 416(i)(1)(B)(i) of the Code, the date determined under this paragraph (b) shall be April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2, without regard to the date of the Participant's retirement).

                           In the event that a 5% owner has not terminated employment as of his Mandatory Distribution Date, he shall receive distribution of his Accounts pursuant to the provisions of this Section 10.12 in effect prior to January 1, 1997. In the event that any Participant who is employed by the Company or a Related Corporation on January 1, 1997, has begun to receive distribution of his Accounts pursuant to the provisions of the Plan in effect prior to January 1, 1997, such Participant may elect in writing in the manner and form required by the Company to have such distributions that become payable after January 1, 1997 terminate until his Accounts become payable after his retirement in accordance with the terms of the Plan in effect at such time. In the event that such a Participant does not make such an election, distribution of his Accounts shall continue to be made to him pursuant to the provisions of this
                           Section 10.12 in effect prior to January 1, 1997. Notwithstanding the foregoing, any Participant who attains age 70-1/2 in 1996, 1997, or 1998 may elect in writing in the manner and form required by the Company to defer payments from his Accounts until after his termination of employment in accordance with the terms of the Plan in effect at such time. If such Participant does not make such an election or if such Participant is a 5% owner, payments from his Accounts shall be made to him pursuant to the provisions of this Section 10.12 in effect prior to January 1, 1997. In the event that a Participant dies before the his Mandatory Distribution Date, distribution of such Participant's Accounts must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

         6. Article XII of the Plan is hereby amended by the addition of Section
12.7 at the end thereof to provide as follows:

                           12.7 PROVISIONS WITH RESPECT TO UNIFORMED SERVICES
                  EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT OF 1994. Notwithstanding any provision of the Plan to the contrary, effective as of December 12, 1994, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Section 414(u) of the Code.


                                     PART B

         Effective January 1, 1998, Section 15.1 of the Plan is hereby amended to provide as follows.

                           15.1 EXTENSION OF PLAN TO SUBSIDIARIES. Any Related
                  Corporation which at the time is not an Employer may, with the consent of the Board of Directors of the Company, adopt the Plan and become an Employer hereunder by causing an appropriate written instrument evidencing such adoption to be executed pursuant to the authority of its Board of Directors and to be filed with the Company. Effective as of January 1, 1998, participants in the SCM Metal Products, Inc. Retirement Savings & Investment Plan (the "SCM Savings Plan") shall become Participants and the assets and liabilities attributable to such Participants under the SCM Savings Plan shall be transferred from the SCM Plan, and reflected in the Accounts established in the name of each such Participant.


         Executed at Cleveland, Ohio this _______ day of ____________, 19____.



                                              OMG AMERICAS, INC.



                                              By:
                                                 Title:

                                 THIRD AMENDMENT
                                     TO THE
                               OMG AMERICAS, INC.
                         EMPLOYEES' PROFIT-SHARING PLAN
                          (JANUARY 1, 1995 RESTATEMENT)


         WHEREAS, OMG Americas, Inc. (hereinafter referred to as the "Company") maintains the OMG Americas, Inc. Employees' Profit-Sharing Plan (formerly known as OMG/Mooney Chemicals, Inc. Employees' Profit-Sharing Plan and prior thereto known as Mooney Chemicals, Inc. Profit-Sharing Plan and hereinafter referred to as the "Plan") for the benefit of certain employees of the Company and its subsidiaries; and

         WHEREAS, the Company has amended the Plan on two occasions and further desires to amend the Plan to reflect certain administrative changes;

         NOW, THEREFORE, effective as of August 1, 1999, unless provided otherwise, the Plan is hereby amended in the respects hereinafter set forth.

         1. Paragraph (3) of Section 1.1 is hereby amended to provide as follows:

                           (3) The term "BREAK IN SERVICE" prior to August 1,
                  1999, shall mean any Plan Year during which an Employee completes not more than 500 Hours of Service; provided, however, that for purposes of Section 3.3(b) no Employee shall incur a Break in Service solely by reason of an absence due to
                  (i) the birth of a child of the Employee, (ii) the pregnancy of the Employee, (iii) the placement of a child with the Employee on account of the adoption of such child by such Employee, or (iv) the caring for a child of an Employee for a period beginning following the birth or placement of such child, with respect to the Plan Year in which such absence begins, if the Employee otherwise would have incurred a Break in Service or, in any other case, in the immediately following Plan Year. On and after August 1, 1999, this term shall have no effect.

         2. Paragraph (11) of Section 1.1 of the Plan is hereby amended to provide as follows:

                           (11) The term "ELIGIBLE ROLLOVER DISTRIBUTION" shall
                  mean all or any portion of a Plan distribution made to a Participant or a Beneficiary who is a deceased Participant's surviving spouse or an alternate payee under a qualified domestic relations order; provided that such alternate payee is a Participant's spouse or former spouse; and provided further that such distribution is not (i) one of a series of substantially equal periodic payments made at least annually for a specified period of ten or more years or for the life of such Participant or Beneficiary or the joint lives of the Participant and a designated beneficiary, (ii) a distribution to the extent such distribution is required under Section 401(a)(9) of the Code;
                  (iii) the portion of any distribution which is not includable in gross income (determined without regard to any exclusion of net unrealized appreciation with respect to employer securities); or (iv) any hardship distribution described in
                  Section 401(k)(2)(B)(i)(IV).

         3. Paragraph (12) of Section 1.1 of the Plan is hereby amended, effective as of January 1, 1996, to provide as follows:

                           (12) The term "EMPLOYEE" shall mean any common law
                  employee who is employed by an Employer or who is an employee of a wholly-owned foreign subsidiary of the Company designated by the Company, provided, however, that such term shall not include any person who renders service to an Employer solely as a director or as an independent contractor, any person who is covered by a collective bargaining agreement unless such agreement specifically provides for coverage by the Plan, any person employed in the Technical Services Department of the Company, and, with the exception of a designated employee of a foreign subsidiary of the Company, any person who is a nonresident alien and who receives no earned income within the meaning of Section 911(b) of the Code from an Employer which constitutes income from sources within the United States as defined in Section 861(a)(3) of the Code.

         4. Paragraph (13) of Section 1.1 of the Plan is hereby amended, effective as of January 1, 1998, to provide as follows:

                           (13) The term "EMPLOYER" shall mean the Company, SCM
                  Metal Products, Inc., OMG Fidelity, Inc. (February 1, 1998) or any Related Corporation which adopts the Plan as herein provided so long as the Related Corporation has not withdrawn from the Plan.

         5. Paragraph (18) of Section 1.1 of the Plan is hereby amended, effective as of January 1, 1997, to provide as follows:

                           (18) The term "HIGHLY COMPENSATED EMPLOYEE" shall
                  mean, effective as of January 1, 1999, any Employee of the Company or an Affiliate for a Plan Year who:

                                    (a) during the immediately preceding Plan
                           Year, received compensation (as defined in Appendix A of the Plan without regard to Sections 125, 402(e)(3) and 402(h)(1)(B) of the Code), in excess of $80,000 (such dollar limitation shall be adjusted automatically in accordance with the maximum amount permitted under Section 414(q) of the Code); or

                                    (b) during such Plan Year or during the
                           immediately preceding Plan Year owned directly or indirectly 5% or more of the Company or an Affiliate (so that he is a "5% owner" as defined in Section 416(I)(1)of the Code);

                  A former Employee shall be treated as a Highly Compensated Employee if such Employee was a Highly Compensated Employee when such Employee separated from service or such Employee was a Highly Compensated Employee at any time after attaining age
                  55. Notwithstanding the foregoing provisions of this paragraph, the sole purpose of this paragraph (18) is to define and apply the term Highly Compensated Employee strictly (and only) to the extent necessary to satisfy the minimum requirements of Section 414(q) of the Code relating to "highly compensated employees." This paragraph (18) shall be interpreted, applied and, if and to the extent necessary, deemed modified without formal amendments of language, so as to satisfy solely the minimum requirements of Section 414(q) of the Code.

         6. Paragraph (39) of Section 1.1 of the Plan is hereby amended, effective as of August 1, 1999, to provide as follows:

                       (39) The term "TRUSTEE" shall mean any financial
                  institution designated in the Trust Agreement to hold in trust any assets of the Plan for the purposes of providing benefits under the Plan and shall include any successor to the Trustee initially designated thereunder.

         7. Paragraph (40) of Section 1.1 of the Plan is hereby amended, effective as of October 21, 1999, to provide as follows:

                       (40) The term "VALUATION DATE" shall mean each business
                  day that the Trustee and the New York Stock Exchange are open.

         8. Paragraph (41) of Section 1.1 of the Plan is hereby amended to provide as follows:

                       (41) The term "YEARS OF SERVICE" shall mean the service
                  credited to a Participant and utilized to determine such Participant's vested interest in his Company Contribution pursuant to the provisions of Section 10.2. For purposes of
                  Article X, the Years of Service for vesting purposes credited to a Participant shall be equal to his Years of Service determined under Section 3.3.

         9. Section 1.1 of the Plan is hereby amended by the addition of Paragraphs (42), (43), (44), (45), and (46) at the end thereof to provide as follows:

                       (42) The term "EMPLOYMENT COMMENCEMENT DATE" shall mean
                  the first date on which an Employee completes an Hour of Service.

                       (43) The term "REEMPLOYMENT DATE" shall mean the first
                  date on which an Employee completes an Hour of Service after a Severance Date.

                       (44) The term "SERVICE" shall mean the service credited
                  to an Employee for eligibility purposes in accordance with the provisions of Section 3.3.

                       (45) The term "SEVERANCE DATE" shall mean the earliest of
                  (i) the date on which an Employee retires, dies, or otherwise terminates employment, (ii) the last day of employment for which an Employee receives Compensation, or (iii) the first anniversary of the first date of a period in which an Employee remains absent from employment with an Employer for any reason; provided, however, that if an Employee is absent from employment on an approved leave of absence due to illness or injury, he shall not incur a Severance Date by reason of such absence if he returns to employment at the conclusion of such approved leave of absence; and provided further, that if an Employee is absent from employment while in active service in the Armed Forces of the United States, his Severance Date shall be the date on which he terminated his employment, unless he returns to employment with an Employer or a Related Corporation during the time period prescribed by federal law; and provided further, that no Employee shall incur a Severance Date until the second anniversary of the first date on which such Employee is absent from employment with the Employer or a Related Corporation for maternity or paternity reasons. For purposes of this paragraph (45), an absence for maternity or paternity reasons means an absence due to (i) the pregnancy of the Employee, (ii) the birth of a child of the Employee, (iii) the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (iv) the caring of such child for a period beginning immediately following such birth or placement. Notwithstanding the foregoing, if an Employee retires or dies, or his employment otherwise is terminated during a period of absence from employment for any reason other than retirement or termination, his Severance Date shall be the date of such retirement, death, or other termination of employment.

                       (46) The term "TRUST AGREEMENT" shall mean the agreement
                  entered into between the Company and the Trustee pursuant to
                  Article IX.

         10. Section 3.1 of the Plan is hereby amended to provide as follows:

                           3.1 PARTICIPATION. Each Employee who is not a
                  Participant in the Plan shall become a Participant as of the first day of the first payroll period commencing after his completion of six months of Service.

         11. Section 3.2 of the Plan is hereby amended to provide as follows:

                           3.2 NEW PARTICIPANTS. Each Employee who becomes
                  eligible to participate in the Plan shall make an election in the form, manner, and time prescribed by the Company with respect to:

                                    (a) his authorization for his Employer to
                           make payroll deductions with respect to his Participant Contributions pursuant to the provisions of Section 4.3; and

                                    (b) his investment election with respect to
                           his Company Contributions, Tax Deferred and
                           Participant Contributions pursuant to the provisions of Articles IV and VII.

         12. Section 3.3 of the Plan is hereby amended to provide as follows:

                           3.3 YEARS OF SERVICE. For purposes of the Plan, Years
                  of Service shall be determined in accordance with the following provisions:

                                    (a) An Employee shall be credited with a
                           Year of Service for each Plan Year in which he completes at least six months of Service.

                                    (b) An Employee shall be credited with
                           Service beginning on his Employment Commencement Date, or his Reemployment Date, if applicable, and ending on his next following Severance Date. If an Employee's Reemployment Date occurs within 12 months after the earlier of (i) his immediately preceding Severance Date, or (ii) the first day of a period in which he remains absent from employment with an Employer or the Related Corporation for any reason, he shall be credited with Service for the period of absence preceding such Reemployment Date if he otherwise is not credited with Service for such absence under the foregoing provisions of this
                           Section 3.3. In the event that a Severance Date occurs with respect to an Employee and the provisions of the foregoing sentence of this Section 3.3 do not apply, such Employee shall forfeit his Service credited with respect to the period ending on such Severance Date, and the Employee's Service shall be reinstated upon his completion of an Hour of Service as an Employee, if his period of absence is less than five years or in the event it is greater than five years:

                                            (i) if he had any nonforfeitable
                                    interest to any portion of his Account
                                    attributable to Company Contributions at the time of his Severance Date; or

                                            (ii) if upon returning to service
                                    his period of absence was less than his
                                    Years of Service prior to his Severance
                                    Date.

                           An Employee's Years of Service as determined under this Section 3.3 shall be computed to the nearest month and aggregated.

         13. Section 4.6 of the Plan is hereby amended to provide as follows:

                           4.6 ALLOCATION OF COMPANY CONTRIBUTIONS. Any Company
                  Contribution made by an Employer pursuant to Section 4.1 shall be allocated among Participants of such Employer who are Participants as of the last day of the Plan Year for which such Company Contribution is contributed and who have completed at least six months of Service during such Plan Year and to all Participants who terminated employment upon or after attainment of age 55 and completion of 10 Years of Service, became permanently and totally disabled, or died during such Plan Year. Such allocation shall be (a) made in the ratio which the Compensation of each such Participant for such Plan Year bears to the aggregate Compensation of all such designated Participants of such Employer for such preceding Plan Year, minus (b) the amount, if any, that the Participant elected to receive in cash pursuant to the Cash Option Election under Section 4.2.

         14. Section 4.7 of the Plan is hereby amended to provide as follows:

                           4.7 ROLLOVER CONTRIBUTIONS. In accordance with
                  procedures established by the Company, a Participant who has rollover contributions described in Section 402(a)(5), Section 403(a)(4), Section 403(b)(8), or Section 408(d)(3)(A) of the
                  Code, may elect to make a Rollover Contribution to the Plan by delivering, or causing to be delivered, to the Trustee the assets in cash which constitute such Rollover Contribution at such time or times and in such manner as shall be specified by the Company. Upon receipt by the Trustee, such assets shall be deposited in the Fund or Funds selected by the Participant in accordance with an investment election made in the form, time, and manner specified by the Company. The investment option so selected by a Participant shall remain in effect until he elects to change such election in accordance with Section 6.4 or receives distribution of his Accounts pursuant to Section
                  10.4. As of the date of receipt of such property by the Trustee, a Rollover Account shall be established in the name of the Participant who has made a Rollover Contribution as provided in this Section 4.7 and shall be credited with such assets on such date. A Rollover Contribution by a Participant pursuant to this Section 4.7 shall not be deemed to be a contribution of such Participant for any purpose of the Plan and shall be fully vested in the Employee at all times.

         15. Section 4.9 of the Plan is hereby amended, effective as of February 3, 1997, by the addition of a new sentence at the end thereof to provide as follows:

                  Notwithstanding the foregoing provisions of this Section 4.9, Tax Deferred Contributions shall be remitted to the Trustee no later than the 15th business day of the month following the month in which such amounts would otherwise have been payable to the Participant in cash.

         16. Section 6.2 of the Plan is hereby amended to provide as follows:

                           6.2 INVESTMENT CHANGE OF FUTURE CONTRIBUTIONS. Each
                  Participant may elect to change the manner in which contributions allocated to his Thrift Account as well as contributions allocated to his Company Contribution Account and Cash Option Account are to be invested in the time, form and manner specified by the Company. The investment options so elected by a Participant shall remain in effect until he files another election change with respect to future contributions in accordance with the provisions of the Plan. Amounts credited to the Accounts of such Participant as of any date prior to the date on which such change is to become effective shall not be affected by any such change.

         17. Section 6.3 of the Plan is hereby amended to provide as follows:

                           6.3 ELECTION TO TRANSFER INVESTED PAST CONTRIBUTIONS.
                  Subject to any procedures adopted by the Company, a Participant (i) may elect to have the balance of this Thrift Account transferred from the Fund or Funds in which it is invested to one or more of the other Funds, and (ii) may elect to have the balance of his Company Contributions and Cash Option Accounts transferred from the Fund or Funds in which it is invested to one or more of the other Funds in the time, form and manner specified by the Company.

         18. Section 6.4 of the Plan is hereby amended to provide as follows:

                           6.4 ELECTION TO TRANSFER ROLLOVER CONTRIBUTIONS AND
                  TRANSFERRED CONTRIBUTIONS. Subject to any procedures adopted by the Company, a Participant may elect to have the balance of his Rollover Account transferred from the Fund or Funds in which it is invested and invested in one or more of the other Funds in the time, form and manner specified by the Company.

         19. Section 7.4 of the Plan is hereby amended to provide as follows:

                           7.4 INVESTMENT ELECTIONS. Each Participant, upon
                  becoming a Participant under the Plan in accordance with the provisions of Section 3.1, shall make an election in the time, form and manner specified by the Company with respect to the investment of his Company Contributions, Tax Deferred Contributions and Participant Contributions.

         20. Section 8.1 of the Plan is hereby amended to provide as follows:

                           8.1 VALUATION OF PARTICIPANT'S INTEREST. As of each
                  Valuation Date, the Trustee shall determine the fair market value of the assets of the Trust Fund and shall cause each Account to be adjusted to reflect the effect of income, profits and losses, expenses, and all other transactions with respect to such Account after such adjustments have been made, including any contributions allocated to such Account.

         21. Article XV of the Plan is hereby amended by the addition of Section
15.10 at the end thereof to provide as follows:

                           15.10 TRANSITION PERIOD. Due to the transfer of Plan
                  assets from a predecessor Trustee to a successor Trustee, the establishment of new Funds, and the amendment of the Plan to provide increased opportunities for investment and contribution changes, notwithstanding any other provision in the Plan to the Contrary, but subject to the provisions of
                  Article XII, all Accounts in existence as of July 1, 1999 shall be maintained until October 21, 1999 and no withdrawals, distributions, investment change elections, and loans shall be effective until such date.

         Executed at Cleveland, Ohio this _____ day of ______________, 19___.


                                               OMG AMERICAS, INC.
                                               By:
                                                  -----------------------------
                                                  Title:

                                FOURTH AMENDMENT
                                     TO THE
                               OMG AMERICAS, INC.
                         EMPLOYEES' PROFIT-SHARING PLAN
                          (JANUARY 1, 1995 RESTATEMENT)


         WHEREAS, OMG Americas, Inc. (hereinafter referred to as the "Company") maintains the OMG Americas, Inc. Employees' Profit-Sharing Plan (formerly known as OMG/Mooney Chemicals, Inc. Employees' Profit-Sharing Plan and prior thereto known as Mooney Chemicals, Inc. Profit-Sharing Plan and hereinafter referred to as the "Plan") for the benefit of certain employees of the Company and its subsidiaries; and

         WHEREAS, the Company has amended the Plan on three occasions and further desires to amend the Plan to reflect certain administrative changes;

         NOW, THEREFORE, effective as of October 1, 2000, unless expressly provided otherwise, the Plan is hereby amended in the respects hereinafter set forth.

         1. Paragraph (12) of Section 1.1 of the Plan is hereby amended to provide as follows:

                           (12) The term "EMPLOYEE" shall mean any common law
                  employee who is employed by an Employer; provided, however, that such term shall not include any person who renders service to an Employer solely as a director or as an independent contractor, any person who is covered by a collective bargaining agreement unless such agreement specifically provides for coverage by the Plan, any person employed in the Technical Services Department of the Company, and any person who is a nonresident alien and who receives no earned income within the meaning of Section 911(b) of the Code from an Employer which constitutes income from sources within the United States as defined in Section 861(a)(3) of the Code.

         2. Article IX of the Plan is hereby amended to provide as follows:

                                   ARTICLE IX

                              LOANS AND WITHDRAWALS

                  9.1 APPLICATION AND APPROVAL OF LOANS. Upon the application of a Participant in such form, time, and manner as the Company may specify, the Company may direct the Trustee to make a loan to such Participant. The application and the resulting loan must meet the terms and conditions set forth in Section 9.2 as well as any procedures, specifications or requirements established by the Company.

                  9.2 TERMS AND CONDITIONS OF A LOAN. Any loan made to a Participant pursuant to the provisions of this Article IX, must comply with the following terms and conditions:

                           (a) The interest rate shall be reasonable and
                  determined in accordance with the provisions of 29 CFR ss.2550.408b-1.

                           (b) The term shall be no greater than five years.

                           (c) The principal of any loan shall be at least
                  $1,000.00.

                           (d) A loan shall not be made that exceeds the lesser
                  of $50,000 (reduced by the amount, if any, of his highest outstanding loan balance in the immediately preceding 12 months) or 50 percent of the vested balance of the Participant's Accounts determined as of the Valuation Date coincident with or immediately preceding the date the loan application is received by the Company, reduced by any distributions or withdrawals from such Accounts occurring since such Valuation Date.

                           (e) A loan shall be made from a Participant's
                  Accounts attributable to Tax Deferred Contributions, Participant Contributions, Rollover Contributions, Transferred Contributions, and Company Contributions in the manner specified by the Company.

                           (f) The entire unpaid principal and interest may be
                  declared due and payable in full, at the option of the Company, if the Participant is in default for more than 30 days under any of the terms of the loan.

                           (g) Such other terms and conditions, including
                  assessment of costs, as the Company may prescribe and that are not inconsistent with the terms of the Plan.

                           (h) Loans shall be made available to all Participants
                  on a reasonably equivalent basis.

                           (i) Loans shall not be made available to Highly
                  Compensated Employees in an amount greater than the amount made available to other Employees.

                           (j) In the event of default, foreclosure on the note
                  and attachment of security shall not occur until a distributable event occurs in the Plan.

                           (k) Loans shall be repaid not less frequently than
                  quarter-annually.

                  9.3 REPAYMENT OF LOAN. Any loan made shall be repaid, with interest, in accordance with its terms. The Trustee shall credit each payment of principal and interest to the Accounts of the Participant and allocate such repayment among the Accounts from which the loan was made and in accordance with the Participant's most recently filed investment election.

                  9.4 WITHDRAWALS PRIOR TO AGE 59-1/2. Subject to the provisions of this Section 9.4, on and after April 1, 1999, a Participant who is receiving compensation from an Employer or a Related Corporation and who has not attained age 59-1/2, may make a request in the form, manner, and time period prescribed by the Company for a withdrawal of an amount credited to his Accounts attributable to Participant Contributions, Rollover Contributions and Tax Deferred Contributions. Any such withdrawal shall be made first from a Participant's Thrift Account and then if the balance of his Thrift Account is fully withdrawn, from his Rollover Account, if any. A withdrawal from a Participant's Cash Option Account shall be permitted then only after the balances in his Thrift and Rollover Accounts have been withdrawn and only if (i) the reason for the withdrawal is to enable the Participant to meet an immediate and heavy financial need which cannot be met from other sources, including, but not limited to, sources outside the Plan and all other accounts and available loans under the Plan, and which meet the requirements of Section 401(k) of the Code and regulations thereunder, and (ii) would not exceed the lesser of the balance of such Cash Option Account or the amount required to meet the need for which the withdrawal is requested. Notwithstanding the foregoing, any such withdrawal of Tax Deferred Contributions from his Cash Option Account by a Participant who is under age 59-1/2 shall only be made for one of the following reasons:

                           (a) the payment of uninsured expenses incurred or
                  necessary for medical care, described in Section 213(d) of the Code, of the Participant, or the Participant's spouse or dependents;

                           (b) the purchase (excluding mortgage expenses) of a
                  principal residence for the Participant;

                           (c) the payment of tuition and related educational
                  fees for the next 12 months of post-secondary education for the Participant, or the Participant's spouse, children or dependents; or

                           (d) to prevent the eviction of the Participant from,
                  or a foreclosure on the mortgage of, the Participant's principal residence.

         Moreover, in the event that a Participant who is under age 59-1/2 withdraws any portion of his Cash Option Account, he shall not be able to have Tax Deferred Contributions made on his behalf for 12 months from the date of such withdrawal and may not make Tax Deferred Contributions for the taxable year immediately following the taxable year of the hardship withdrawal in excess of the applicable limit under Section 402(g) of the Code for such taxable year less the amount of his Tax Deferred Contributions for the taxable year of the hardship withdrawal.

                  9.5 WITHDRAWALS AFTER AGE 59-1/2. Subject to the provisions of this Section 9.5, a Participant who is receiving compensation from an Employer or a Related Corporation and who has attained at least age 59-1/2, may make a written request in the form, manner, and time period prescribed by the Company for a withdrawal of an amount credited to his Accounts attributable to Participant Contributions, Rollover Contributions and Tax Deferred Contributions. Any such withdrawal shall be made first from the Participant's Thrift Account, then from his Rollover Account, if any, and then from his Cash Option Account.


         3. Section 10.4 of the Plan is hereby amended by the addition of a sentence at the end thereof to provide as follows:

         Notwithstanding any other provision of the Plan to the contrary, upon the cessation of eligibility to participate in the Plan by any employee of a foreign subsidiary of the Company who is a nonresident alien and who has received no earned income within the meaning of Section 911(b) of the Code from an Employer which constitutes income from a source within the United States as defined in Section 861(a)(3) of the Code, the Company may, at the request of such Participant, cause the distribution of his Accounts to him; provided, however, that the balance of his Cash Option Account may not be distributed until he incurs a Settlement Date.


         Executed at Cleveland, Ohio this _______ day of ______________, 2000.

                                                 OMG AMERICAS, INC.


                                                 By:
                                                    ----------------------------
                                                    Title:

                                 FIFTH AMENDMENT
                                     TO THE
                               OMG AMERICAS, INC.
                         EMPLOYEES' PROFIT-SHARING PLAN
                          (JANUARY 1, 1995 RESTATEMENT)


         WHEREAS, OMG Americas, Inc. (hereinafter referred to as the "Company") maintains the OMG Americas, Inc. Employees' Profit-Sharing Plan (formerly known as OMG/Mooney Chemicals, Inc. Employees' Profit-Sharing Plan and prior thereto known as Mooney Chemicals, Inc. Profit-Sharing Plan and hereinafter referred to as the "Plan") for the benefit of certain employees of the Company and its subsidiaries; and

         WHEREAS, the Company has amended the Plan on four occasions and further desires to amend the Plan;

         NOW, THEREFORE, effective as of December 1, 2000, the last sentence of
Section 10.2 of the Plan is hereby amended to provide as follows:

         Notwithstanding any other provision of the Plan to the contrary, the portion of the Company Contribution for any Plan Year which is allocated to the Company Contribution Account of each Participant who is not a Highly Compensated Employee and which is equal to the average percentage, if any, (rounded up to the nearest 1/10th of one percent) of all such Participants' Compensation that will permit the ADP Test to be met, shall be 100% vested in each such Participant.

         Executed at Cleveland, Ohio this _______ day of _____________,______.

                                    OMG AMERICAS, INC.


                                    By:
                                       ----------------------------------------
                                       Title: